UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

227 W. Monroe Street Suite 3000 Chicago, IL			60606
(Address of principal executive offices)			(Zip code)

Scott R. Plummer

Columbia Management Investment Advisers, LLC

5228 Ameriprise Financial Center

Minneapolis, MN 55474

P. Zachary Egan

Columbia Acorn Trust

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 600

Washington, DC 20005

(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 634-9200

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wanger International

2014 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger International

  2014 Annual Report

1	Understanding Your Expenses
2	Communications Satellites: Past and Present
4	Performance Review
6	Statement of Investments
16	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
23	Report of Independent Registered Public Accounting Firm
24	Federal Income Tax Information (Unaudited)
25	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of December 31, 2014, CWAM managed $32 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by CWAM.

Investors should carefully consider investment objectives, risks, charges and expenses before investing. For variable fund and variable contract prospectuses, which contain this and other important information, investors should contact their financial advisor or insurance representative. Read the prospectus carefully before investing.

The views expressed in "Communications Satellites: Past and Present" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

A Comment on Trading Volumes

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Fund. This is particularly so because the Fund focuses on small- and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate the Fund's exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

Wanger International 2014 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger International (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International	1,000.00	1,000.00	902.60	1,019.86	5.08	5.40	1.06

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Wanger International 2014 Annual Report

Communications Satellites: Past and Present

The Soviet Union launched Sputnik, mankind's first satellite, in October 1957. This 184-pound satellite was a 23-inch sphere with four antennas. It transmitted a "beep beep" signal over ham radio frequencies accessible by many around the globe, and its surface was polished so it was visible as it orbited the Earth.1 Sputnik was a propaganda tool that woke up the world.

Prior to the launch of Sputnik, satellites had been theorized for a long time. In the 17th century, Sir Isaac Newton developed his theory of gravitation. In it he stated that a projectile launched at the correct angle at a speed of 17,000 miles per hour would orbit the Earth.2 In 1945, science fiction writer Arthur C. Clarke introduced the concept of geostationary orbit: a satellite orbiting above the Earth's equator at an altitude of about 22,200 miles would remain over the same position, appearing stationary to people on Earth. Clarke thought that within 50 years, there could be three equally spaced geostationary satellites communicating to virtually the whole planet.3

The United States launched its first satellite, Explorer 1, in January 1958. This satellite discovered the Van Allen radiation belts around Earth. In December 1958, the United States launched its first communications satellite, SCORE, which broadcast a tape-recorded holiday message from President Eisenhower.4

Many experiments and innovations in satellites followed. Perhaps the oddest was Echo-1, which inflated into a 100-foot diameter sphere coated in aluminum, enabling it to reflect radio waves.5 This passive communications satellite reflected about one ten-millionth of originating signal sent toward it.6

Telstar-1, launched in 1962, provided the first live TV broadcast from space, as well as the first phone conversation transmitted by satellite. Rather than being a passive reflector like Echo-1, Telstar-1 had an active transponder that received, amplified and re-sent signals. It could communicate a total of one black and white TV channel along with 600 telephone conversations.7

The first satellites achieved low or medium Earth orbits, far below Arthur C. Clarke's geostationary orbit, and transmitted at low power. As a result, ground antennas needed to be huge, initially 100 feet wide,8 and had to rotate in order to remain pointed at a moving satellite.9 Furthermore, such satellites were in view of the ground antennas for short periods of time; a low Earth orbit satellite 500 miles up is in touch for 12 minutes per orbit, while a medium Earth satellite 5,000 miles up is in view for 30 minutes.10

The first successful geostationary communications satellite, Syncom 3, launched in August 196411 and was stationed over the Pacific Ocean.12 As planned, it remained in constant contact with fixed-position Earth stations within its coverage area. Also, since geostationary satellites are rarely in Earth's shadow, it was primarily powered by solar cells.13 But with a transmitter output of two watts,14 large Earth stations were needed to communicate with it. Other geostationary satellites followed shortly thereafter. In July 1969, Intelsat, a leading provider of satellite services worldwide, had three geostationary satellites covering nearly the entire Earth, fulfilling Clarke's concept some 25 years earlier than he had imagined.

Early communications satellites, continuing to transmit just one TV channel each,15 enabled much of the world to witness milestone events, which in turn drove demand for more communications satellites. Syncom satellites carried the 1964 Tokyo Olympics, while Intelsat allowed much of the world to witness Neil Armstrong walking on the moon.16 Nearly a billion people worldwide watched the 1972 Summer Olympics held in Munich, Germany.

Additional and more powerful communications satellites were launched shortly thereafter, along with improved and less expensive 16- to 33-foot ground antennas. New businesses were created and existing business models were altered. WESTAR I launched in April 1974 and provided fledgling cable TV programmer Home Box Office the opportunity to broadcast live Muhammad Ali's "Thrilla in Manila" fight in 1975.

When entrepreneur Ted Turner learned that he could broadcast his Atlanta WTCG TV station via satellite everywhere in the country, he signed a million-dollar-a-year contract to do so, and in 1976 reached homes in over 27 states via local cable television (CATV) systems.17 Turner subsequently launched CNN in 1980, creating the first 24-hour news channel. Numerous other CATV channels followed. Satellites enabled cable TV operators to offer additional content, which eventually ended the dominance of the three major U.S. television networks.

As demand for satellite communications rose, the International Telecommunications Union awarded additional radio bandwidth and orbital slots to industry participants. Current communications satellites have far better circuitry, software and solar power, along with innovations such as spot beams, data compression algorithms and fuel-saving electrical propulsion systems. Rather than being simple "bent pipe" mechanisms receiving and transmitting the same signal, today's satellites enhance signals and allocate bandwidth more efficiently.

New satellites continue to be larger, and are broadcasting at higher power and at higher frequencies. Early "C-band" satellite TV signals were transmitted at 10 to 17 watts, while current "Ku-band" satellite TV signals are transmitted at 100 to 200 watts.18 Higher power and higher frequencies, coupled with improved electronics, facilitate still smaller and cheaper ground station equipment. Neiman Marcus offered a 20-foot satellite TV dish in 1979 for $36,500,19 capable of receiving only HBO; today, direct-to-home receivers cost below $100 and can receive hundreds of channels using dishes as small as 18 inches across.20

Satellite technology has extended beyond broadcasting TV signals. The Global Positioning System (GPS) was introduced by the U.S. military

Wanger International 2014 Annual Report

in 1978, currently consists of 24 satellites in orbit,21 and has been made available for civilian use.22 These satellites transmit precise time signals along with their exact positions. A GPS receiver measures the range from three or four satellites and uses simultaneous equations to calculate its position. Vehicle and handheld GPS navigation systems combine position information with map data, and then provide locations and directions to users. It seems that the smallest satellite receivers may currently be GPS wristwatches!

Internet connection for fixed locations in densely populated areas is dominated by cable, telephone and cell phone service providers. Satellite data cannot compete economically with these technologies, where they are available. However, satellites provide data and Internet access elsewhere, such as in remote areas, on the oceans and in airplanes. These applications have also benefited from improved satellite technology. For example, satellite data speeds have hit 30 megabits per second per aircraft, up 70-fold from prior generation satellite equipment.23

The next generation high-throughput satellites, utilizing even higher power and more frequencies, and providing more spot beams, are launching through 2017. Combined, these satellites will increase bandwidth in the sky by a factor of eight to ten,24 and promise to deliver more data, more quickly, to ever more users.

As much as satellite technology has changed the world, investments in satellite companies have had mixed results. We have tended to shy away from start-up satellite companies that needed to make large up-front investments before earning highly uncertain revenues. That bias proved correct long ago when satellite phone provider Iridium filed for bankruptcy shortly after launch, citing initial subscriber counts dramatically lower than expected.

Instead, we opted to invest either downstream from satellite technology or in proven satellite service providers. Long ago, our domestic Funds benefited substantially from investments in cable TV channel companies and, more recently, a company providing mapping data. The Funds currently have investments in a company utilizing GPS signals for engineering and construction. Our international Funds have benefited from satellite service providers possessing visible revenue streams within a more consolidated industry.

Charles P. McQuaid
Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Virgil S. Labrador and Peter I. Galace, Heavens Fill with Commerce: A Brief History of the Communications Satellite Industry (Sonoma, California, SATNEWS PUBLISHERS, 2005), p. 23.

2  Ibid., p. 15.

3  Ibid., p. 21.

4  Ibid., p. 36.

5  Ibid., p. 39.

6  Steve Ford, The ARRL Satellite Handbook (ARRL, The National Association for Amateur Radio, 2008-2013), appendix B, p. 5.

7  Labrador, op. cit., p. 42.

8  Bruce Elbert, The Satellite Communication Ground Segment and Earth Station Handbook, Second Edition (Norwood, Massachusetts, Artech House, 2014) p. 10.

9  Labrador, op. cit., p. 43.

10  Elbert, op. cit., p. 77.

11  Labrador, op. cit., p. 46.

12  NASA Technical Report, R-252, Syncom Engineering Report, Volume II, By Syncom Projects Office, Goddard Space Flight Center, Greenbelt, Maryland, April 1967, p. 3.

13  Ibid., p. 10.

14  Ibid., p. 8.

15  Labrador, op. cit., p. 115.

16  Ibid., p. 58.

17  Ibid., p. 119.

18  Ibid., p. 133.

19  Ray B. Browne and Pat Browne, The Guide to United States Popular Culture (Madison, Wisconsin, Popular Press 3, 2001), p. 706.

20  Elbert, op. cit., p. 304.

21  Madhavendra Richharia, Mobile Satellite Communications: Principles and Trends, Second Edition (West Sussex, United Kingdom, John Wiley & Sons, Ltd, 2014), p. 30.

22  Ford, op. cit., p. 5-14.

23  First Edition, The Anatomy of Inflight Connectivity: An Inside Look at What it Takes to Bring Connectivity to Aircraft Around the World (Gogo LLC, an aero-communications service provider, 2014), p. 41.

24  Anne Wainscott-Sargent, "Ground Players Tackle Bandwidth Optimization in an HTS World," Via Satellite, January 2015, p. 16.

Wanger International 2014 Annual Report

Performance Review Wanger International

Louis J. Mendes III Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. Please also see "A Comment on Trading Volumes" on the inside cover of this report.

Wanger International declined 4.40% for the year ended December 31, 2014. This compares to a 1.76% drop in its primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B Index. For comparison, the large-cap, developed market MSCI EAFE Index (Net) declined 4.90% during the year.

After a strong year in 2013, international markets struggled to provide positive U.S. dollar returns in 2014 for several reasons. First and foremost was the strength of the U.S. dollar against nearly all world currencies. The combination of a recovering U.S. economy and increasing economic and political risk in Eastern Europe and the Middle East sent many investors fleeing to the security of the U.S. currency. The euro fell over 11% and the British pound fell over 6% versus the dollar. In Japan, Abenomics' continued easy money policies helped drive the yen down over 13% versus the dollar. It is not our practice to hedge currency exposures in the Fund in order to express a view on direction. This introduces some volatility to U.S. dollar returns, but we believe it lowers costs in the long term, and also provides shareholders with the benefit of currency diversification when exchange rates move in the other direction.

The second major factor impacting global markets was the rising specter of global deflation, most notably felt in the declining price of most commodities, particularly oil. While oil's dramatic fall in price has triggered debate over whether its cause is U.S.-led supply or declining global growth, there is considerable consensus that slow growth is driving the fall in other commodities, such as iron ore and copper. The flight to safety, as reflected in the roughly 0.85% drop in U.S. Treasury 10-year bond yields, only further reinforces the notion of little inflation in an increasingly hostile world outside the United States. It is notable that the 10-year yield, which has stayed under 2% for most of January 2015, implies a negative real return, assuming the Federal Reserve meets its long-term inflation target of 2%.

Several top contributors to gains during the year came from a country that is often forgotten in global market discussions: South Africa. This country represented about 2.5% of the Fund's benchmark, but 4.9% of Fund assets at year end. Three of the Fund's largest positions, Coronation Fund Managers, Naspers and Rand Merchant Insurance, are based in the country and generated strong returns of 36%, 24% and 38%, respectively, for the year in a market that rose less than 7% in U.S. dollar terms in the benchmark. One factor that these companies all have in common is excellent management that has allowed them to expand overseas into other markets. Coronation Fund

Managers is leveraging off a successful domestic operation to expand into the international fund management business, opening up new avenues of growth. While operating a pay-television franchise in sub-Saharan Africa, Naspers generates the bulk of its value from its investment in Hong Kong-based Tencent, an Internet software/mobile application business. Rand Merchant Insurance is growing through its Australian car insurance operations. Finding overlooked gems in often under-covered markets has been a hallmark of our investment style and has yielded strong returns in South Africa.

Oil prices fell dramatically during the period. The ramifications for many small- to mid-sized oil service providers are significant as the major oil companies are expected to cancel many exploration and production projects that no longer make economic sense. The Fund's energy positions on average fell 38% for the full year and underperformed the benchmark's energy weighting, which fell 27%.

Outside the energy sector, Macau casino operator Melco Crown Entertainment fell 35% on negative sentiment, as the industry came under greater scrutiny from mainland China. Neopost, a French provider of postage meter machines, declined 22% on poor contract renewals with the French public sector. While 2014 was disappointing, both Melco Crown Entertainment and Neopost have been long-term winners for the Fund's shareholders.

As we look ahead to 2015, international markets remain out of favor as market pundits continue to champion U.S. economic growth and currency strength as a reason for keeping more assets stateside than abroad. While no one knows the future direction of markets, as dedicated international investors, we will continue to seek out the best opportunities we can find for shareholders.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/14

Coronation Fund Managers	1.7%
Naspers	1.2
Neopost	0.9
Rand Merchant Insurance	0.9
Melco Crown Entertainment	0.6

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Wanger International 2014 Annual Report

Growth of a $10,000 Investment in Wanger International
May 3, 1995 (inception date) through December 31, 2014

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiamanagement.com.

This graph compares the results of $10,000 invested in Wanger International on May 3, 1995 (the date the Fund began operations) through December 31, 2014, to the S&P Global Ex-U.S. Between $500M and $5B Index with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/14

1. Coronation Fund Managers (South Africa) South African Fund Manager	1.7%
2. Naspers (South Africa) Media in Africa, China, Russia & other Emerging Markets	1.2
3. CCL Industries (Canada) Largest Global Label Converter	1.2
4. Charles Taylor (United Kingdom) Insurance Services	1.2
5. WuXi PharmaTech – ADR (China) Largest Contract Research Organization Business in China	1.0
6. Zee Entertainment Enterprises (India) Programmer of Pay Television Content	1.0
7. Partners Group (Switzerland) Private Markets Asset Management	1.0
8. Neopost (France) Postage Meter Machines	0.9
9. Amcor (Australia) Global Leader in Flexible & Rigid Packaging	0.9
10. Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in other Insurers	0.9

Top 5 Countries

As a percentage of net assets, as of 12/31/14

Japan	19.4%
United Kingdom	10.8
South Africa	4.9
Australia	4.6
Canada	4.2

Results as of December 31, 2014

	4th quarter*	1 year	5 years	10 years
Wanger International	-2.79%	-4.40%	8.69%	9.13%
S&P Global Ex-U.S. Between $500M and $5B Index**	-3.48	-1.76	7.14	7.65
MSCI EAFE Index (Net)	-3.57	-4.90	5.33	4.43

*Not annualized.

**The Fund's primary benchmark.

NAV as of 12/31/14: $29.07

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 1.07% is stated as of the Fund's prospectus dated May 1, 2014, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States. The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties. The performance of the MSCI EAFE Index (Net) is provided to show how the Fund's performance compares to a widely recognized broad-based index of foreign market performance. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Wanger International 2014 Annual Report

Wanger International

Statement of Investments, December 31, 2014

Number of Shares		Value
	Equities – 94.4%
	Asia – 42.5%
	Japan – 19.4%
256,589	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	$3,975,071
286,000	Nippon Kayaku Functional Chemicals, Pharmaceuticals & Auto Safety Systems	3,556,861
2,520	Orix JREIT Diversified REIT	3,543,846
194,100	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	3,439,640
329,400	Ushio Industrial Light Sources	3,430,389
113,700	Benesse Education Service Provider	3,373,814
125,000	Glory Currency Handling Systems & Related Equipment	3,367,637
88,400	FamilyMart Convenience Store Operator	3,329,483
82,400	Japan Airport Terminal Airport Terminal Operator at Haneda	3,240,298
102,300	NGK Spark Plug Automobile Parts	3,108,429
37,900	Disco Semiconductor Dicing & Grinding Equipment	3,031,338
515	Kenedix Office Investment Tokyo Mid-size Office REIT	2,914,975
137,000	NGK Insulators Ceramic Products for Auto, Power & Electronics	2,808,267
186,000	Park24 Parking Lot Operator	2,738,173
81,400	Misumi Group Industrial Components Distributor	2,684,181
56,200	Hamamatsu Photonics Optical Sensors for Medical & Industrial Applications	2,675,290
23,000	Hirose Electric Electrical Connectors	2,668,530
421,000	NOF Specialty Chemicals, Life Science & Rocket Fuels	2,660,224
122,800	Tamron Camera Lenses	2,434,792
84,000	Nippon Paint Holdings Paints for Automotive, Decorative & Industrial Usage	2,434,152
Number of Shares		Value
62,900	Kintetsu World Express Airfreight Logistics	$2,413,588
98,240	Ariake Japan Commercial Soup & Sauce Extracts	2,388,754
18,200	Shimano Manufacturer of Bicycle Components & Fishing Tackle	2,357,295
52,100	Makita Power Tools	2,347,730
54,800	Nakanishi Dental Tools & Machinery	2,326,410
502	Industrial & Infrastructure Fund Industrial REIT in Japan	2,322,329
42,600	Santen Pharmaceutical Specialty Pharma (Ophthalmic Medicine)	2,293,362
65,500	Ezaki Glico Confectionary, Ice Cream & Dairy Products	2,289,710
131,000	Daiseki Waste Disposal & Recycling	2,263,256
93,000	Nabtesco Machinery Components	2,247,684
122,000	Suruga Bank Regional Bank	2,241,993
96,639	Nihon Parkerizing Metal Surface Treatment Chemicals & Processing Service	2,204,823
106,100	Aica Kogyo Laminated Sheets, Building Materials & Chemical Adhesives	2,191,077
707,000	Aozora Bank Commercial Bank	2,188,550
134,700	OSG Consumable Cutting Tools	2,173,647
100,000	Stanley Electric Automobile Lighting & LED Equipment	2,159,346
66,900	Toyo Suisan Kaisha Instant Noodles & Processed Foods	2,154,106
229,500	Moshi Moshi Hotline Call Center Operator	2,118,185
169,500	Rohto Pharmaceutical Pharmaceutical, Health & Beauty Products	2,117,726
103,300	Aeon Financial Service Diversified Consumer-related Finance Company in Japan	2,040,270

See accompanying notes to financial statements.

Wanger International 2014 Annual Report

Wanger International

Statement of Investments, December 31, 2014

Number of Shares		Value
	Japan – 19.4% (cont)
174,000	Toto Toilets & Bathroom Fittings	$2,024,091
78,000	JIN (a) Eyeglasses Retailer	1,948,879
134,700	Doshisha Consumer Goods Wholesaler	1,901,967
57,400	OBIC Computer Software	1,862,613
176,800	Asahi Diamond Industrial Consumable Diamond Tools	1,848,455
26,900	Rinnai Gas Appliances for Home & Commercial Use	1,807,470
74,900	Icom Two-way Radio Communication Equipment	1,802,140
39,700	Omron Electric Components for Factory Automation	1,775,999
36,000	Hoshizaki Electric Commercial Kitchen Equipment	1,734,766
700	Japan Retail Fund Retail REIT in Japan	1,479,299
22,800	Hikari Tsushin Office IT/Mobiles/Insurance Distribution	1,386,797
46,820	Milbon Hair Products for Salons	1,274,615
36,600	Otsuka One-stop IT Services & Office Supplies Provider	1,160,529
50,000	MonotaRO (a) Online Maintenance, Repair and Operations Goods Distributor in Japan	1,007,450
47,600	Lifenet Insurance (b) Online Life Insurance Company in Japan	128,990
		129,399,291
	Taiwan – 4.0%
586,000	President Chain Store Taiwanese Convenience Chain Store Operator	4,526,161
164,000	St. Shine Optical Disposable Contact Lens Original Equipment Manufacturer	2,675,603
453,000	Novatek Microelectronics Display Related Integrated Circuit Designer	2,531,409
Number of Shares		Value
29,000	Largan Precision Mobile Device Camera Lenses & Modules	$2,170,832
915,000	Far EasTone Telecom Taiwanese Mobile Operator	2,107,931
1,254,000	Vanguard International Semiconductor Semiconductor Foundry	2,051,974
272,349	Advantech Industrial PC & Components	1,999,416
330,000	Delta Electronics Industrial Automation, Switching Power Supplies & Passive Components	1,950,048
180,000	PChome Online Taiwanese Internet Retail Company	1,932,477
159,500	Ginko International Contact Lens Maker in China	1,683,172
565,000	Chroma Ate Automatic Test Systems, Testing & Measurement Instruments	1,461,164
16,250	Hermes Microvision E-beam Inspection Systems for Semiconductor Integrated Circuits	812,673
465,803	Lite-On Technology Mobile Device, LED & PC Server Component Supplier	532,124
		26,434,984
	Korea – 3.2%
21,473	CJ Corp Holding Company of Korean Consumer Conglomerate	3,040,171
53,013	LS Industrial Systems Electrical & Automation Equipment	2,878,841
16,095	Cheil Industries (b) Holding Company of Samsung Group	2,313,615
30,055	KT&G Tobacco & Ginseng Products	2,086,820
25,739	Coway Household Appliance Rentals	1,962,641
8,000	Nongshim Instant Noodles, Snacks & Bottled Water	1,835,282
85,494	Paradise Korean Casino Operator	1,822,404
66,955	LF Corp Apparel Design & Retail	1,814,336
103,500	Cheil Worldwide (b) Advertising	1,619,615

See accompanying notes to financial statements.

Wanger International 2014 Annual Report

Wanger International

Statement of Investments, December 31, 2014

Number of Shares		Value
	Korea – 3.2% (cont)
52,115	Grand Korea Leisure 'Foreigner Only' Casino Group in Korea	$1,514,664
7,669	Soulbrain Electronic Chemical Producer	223,056
		21,111,445
	India – 2.9%
1,130,794	Zee Entertainment Enterprises Programmer of Pay Television Content	6,792,562
288,064	Asian Paints Paint Company	3,414,523
512,888	Adani Ports & Special Economic Zone Indian West Coast Shipping Port	2,581,621
174,930	United Breweries Brewer	2,306,096
7,374	Bosch Automotive Parts	2,277,297
76,280	Colgate Palmolive India Consumer Products in Oral Care	2,154,350
		19,526,449
	Singapore – 2.6%
4,913,804	Mapletree Commercial Trust Retail & Office Property Landlord	5,229,139
569,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	3,345,217
1,560,890	CDL Hospitality Trust Hotel Owner Operator	2,050,314
1,137,000	Ascendas REIT Industrial Property Landlord	2,039,497
707,000	Petra Foods Chocolate Manufacturer in South East Asia	2,026,219
1,735,934	Mapletree Logistics Trust Industrial Property Landlord	1,549,975
1,339,888	Mapletree Industrial Trust Industrial Property Landlord	1,499,167
		17,739,528
	China – 2.6%
204,819	WuXi PharmaTech – ADR (b) Largest Contract Research Organization Business in China	6,896,256
Number of Shares		Value
6,760,000	Sihuan Pharmaceuticals Chinese Generic Drug Manufacturer	$4,496,473
35,326	BitAuto – ADR (b) Automotive Information Website for Buyers & Dealers	2,487,304
3,022,000	AMVIG Holdings Chinese Tobacco Packaging Material Supplier	1,305,500
1,507,000	CIMC Enric Produces Tanks & Equipment to Supply Natural Gas & Liquefied Natural Gas	1,189,075
2,840,000	NewOcean Energy Southern China Liquefied Petroleum Gas Distributor	1,090,409
		17,465,017
	Hong Kong – 2.5%
150,000	Melco Crown Entertainment – ADR Macau Casino Operator	3,810,000
4,645,000	Mapletree Greater China Commercial Trust Retail & Office Property Landlord	3,324,409
1,200,000	Melco International Macau Casino Operator	2,626,943
1,144,500	Lifestyle International Mid- to High-end Department Store Operator in Hong Kong & China	2,408,650
2,968,000	Sa Sa International (a) Cosmetics Retailer	2,070,508
626,000	MGM China Holdings Macau Casino Operator	1,580,597
380,500	Kingboard Chemicals Paper & Glass Laminates, PCB, Specialty Chemicals & Properties	638,906
		16,460,013
	Indonesia – 1.7%
2,880,000	Tower Bersama Infrastructure Communications Towers	2,252,496
1,666,000	Matahari Department Store Department Store Chain in Indonesia	2,007,465
28,339,700	Ace Indonesia Home Improvement Retailer	1,791,611
4,623,721	Surya Citra Media Free to Air TV Station in Indonesia	1,304,827
18,253,400	Arwana Citramulia Ceramic Tiles for Home Decoration	1,276,187

See accompanying notes to financial statements.

Wanger International 2014 Annual Report

Wanger International

Statement of Investments, December 31, 2014

Number of Shares		Value
	Indonesia – 1.7% (cont)
3,031,000	Link Net (b) Fixed Broadband & CATV Service Provider	$1,204,079
497,817	Mayora Indah Consumer Branded Food Manufacturer	839,911
4,681,000	MNC Skyvision Satellite Pay TV Operator in Indonesia	604,731
		11,281,307
	Philippines – 1.4%
2,954,000	Puregold Price Club Supermarket Operator in the Philippines	2,530,438
1,490,000	Robinsons Retail Holdings Multi-format Retailer in the Philippines	2,521,500
6,404,300	Melco Crown (Philippines) Resorts (b) Integrated Resort Operator in Manila	1,937,016
430,220	Security Bank Commercial Bank in the Philippines	1,457,256
188,190	Universal Robina Branded Consumer Food Manufacturer in the Philippines	820,487
		9,266,697
	Thailand – 1.1%
366,900	Airports of Thailand Airport Operator of Thailand	3,125,911
9,065,572	Home Product Center Home Improvement Retailer	2,268,811
1,264,400	Robinson Department Store Department Store Operator in Thailand	1,721,040
		7,115,762
	Cambodia – 0.6%
5,050,000	Nagacorp Casino & Entertainment Complex in Cambodia	4,115,274
	Malaysia – 0.5%
1,969,200	Aeon Shopping Center & Department Store Operator	1,768,665
4,052,900	7-Eleven Malaysia Holdings (b) Exclusive 7-Eleven Franchisor for Malaysia	1,738,696
		3,507,361
	Total Asia	283,423,128
Number of Shares		Value
	Europe – 30.7%
	United Kingdom – 10.8%
2,000,000	Charles Taylor Insurance Services	$7,793,005
340,000	Babcock International Public Sector Outsourcer	5,569,974
109,394	Spirax Sarco Steam Systems for Manufacturing & Processing Industries	4,869,876
317,000	Jardine Lloyd Thompson Group International Business Insurance Broker	4,426,926
204,482	WH Smith Newsprint, Books & General Stationery Retailer	4,276,062
116,425	Rightmove Internet Real Estate Listings	4,060,109
41,074	Whitbread UK Hotelier & Coffee Shop	3,039,733
80,669	Fidessa Group Software for Financial Trading Systems	3,004,966
1,210,014	Connect Group Newspaper & Magazine Distributor	2,888,185
382,878	Abcam Online Sales of Antibodies	2,779,382
113,852	Aggreko Temporary Power & Temperature Control Services	2,655,028
242,000	Halma Health & Safety Sensor Technology	2,577,768
396,510	Ocado (a) (b) Online Grocery Retailer	2,454,362
221,860	Domino's Pizza UK & Ireland Pizza Delivery in the UK, Ireland & Germany	2,422,353
132,000	Smith and Nephew Medical Equipment & Supplies	2,380,296
2,965,891	Cable and Wireless Telecommunications Services Provider in the Caribbean	2,279,757
548,265	Polypipe Manufacturer of Plastic Piping & Fittings	2,097,792
2,584,000	Assura Primary Health Care Property Developer	2,053,987
273,396	Halfords UK Retailer for Leisure Goods & Auto Parts	1,995,051
474,031	Elementis Specialty Chemicals	1,921,469

See accompanying notes to financial statements.

Wanger International 2014 Annual Report

Wanger International

Statement of Investments, December 31, 2014

Number of Shares		Value
	United Kingdom – 10.8% (cont)
238,478	PureCircle (b) Natural Sweeteners	$1,909,258
511,571	RPS Group Consultant Specializing in Energy, Water, Urban Planning, Health & Safety	1,667,228
76,450	AVEVA Engineering Software	1,565,697
120,000	Shaftesbury London Prime Retail REIT	1,452,125
		72,140,389
	Germany – 3.2%
139,940	Wirecard Online Payment Processing & Risk Management	6,101,960
11,379	Rational Commercial Ovens	3,565,437
39,795	MTU Aero Engines Airplane Engine Components & Services	3,458,411
66,899	NORMA Group Clamps for Automotive & Industrial Applications	3,193,152
66,899	Aurelius European Turnaround Investor	2,531,870
63,747	Elringklinger Automobile Components	2,204,092
		21,054,922
	Sweden – 3.1%
189,131	Hexagon Design, Measurement & Visualization Software & Equipment	5,834,604
69,762	Unibet European Online Gaming Operator	4,407,359
132,956	Swedish Match Swedish Snus	4,166,112
273,094	Sweco Engineering Consultants	3,713,396
87,076	Mekonomen Nordic Integrated Wholesaler/Retailer of Automotive Parts & Service	2,271,803
		20,393,274
Number of Shares		Value
	France – 2.4%
110,602	Neopost Postage Meter Machines	$6,309,603
12,286	Eurofins Scientific Food, Pharmaceuticals & Materials Screening & Testing	3,136,029
66,950	Eutelsat Fixed Satellite Services	2,165,140
13,387	Norbert Dentressangle European Logistics & Transport Group	1,973,206
60,811	Saft Niche Battery Manufacturer	1,844,530
164,869	Hi-Media (a) (b) Online Advertiser in Europe	494,703
		15,923,211
	Netherlands – 2.1%
204,144	Aalberts Industries Flow Control & Heat Treatment	6,020,420
68,863	Arcadis Engineering Consultants	2,065,382
33,905	Vopak Operator of Petroleum & Chemical Storage Terminals	1,759,059
100,000	Brunel Temporary Specialist & Energy Staffing	1,637,520
19,708	Gemalto Digital Security Solutions	1,608,418
9,960	Core Labs (a) Oil & Gas Reservoir Consulting	1,198,586
		14,289,385
	Spain – 2.1%
658,718	DIA Discount Retailer in Spain & Latin America	4,463,527
66,815	Viscofan Sausage Casings Maker	3,544,955
573,279	Prosegur Security Guards	3,266,129
69,844	Bolsas y Mercados Españoles Spanish Stock Markets	2,705,084
		13,979,695

See accompanying notes to financial statements.

Wanger International 2014 Annual Report

Wanger International

Statement of Investments, December 31, 2014

Number of Shares		Value
	Switzerland – 2.0%
22,174	Partners Group Private Markets Asset Management	$6,451,243
15,063	Geberit Plumbing Supplies	5,095,856
6,011	INFICON Gas Detection Instruments	1,863,700
		13,410,799
	Denmark – 1.8%
110,724	Novozymes Industrial Enzymes	4,660,767
169,227	SimCorp Software for Investment Managers	4,468,041
59,662	Jyske Bank (b) Danish Bank	3,015,698
		12,144,506
	Finland – 1.0%
651,561	Sponda Office, Retail & Logistics Properties	2,836,142
140,445	Tikkurila Decorative & Industrial Paint in Scandinavia & Central & Eastern Europe	2,452,932
58,251	Konecranes Manufacture & Service of Industrial Cranes & Port Handling Equipment	1,665,698
		6,954,772
	Norway – 0.8%
219,301	Atea Nordic IT Hardware/Software Reseller & Installation Company	2,265,688
315,609	Orkla Food & Brands, Aluminum, Chemicals Conglomerate	2,148,498
108,226	Subsea 7 Offshore Subsea Contractor	1,107,466
		5,521,652
	Kazakhstan – 0.6%
432,778	Halyk Savings Bank of Kazakhstan – GDR Retail Bank & Insurer in Kazakhstan	3,678,613
Number of Shares		Value
	Italy – 0.5%
243,000	Pirelli Global Tire Supplier	$3,277,439
	Belgium – 0.3%
45,887	EVS Broadcast Equipment Digital Live Mobile Production Software & Systems	1,656,754
	Total Europe	204,425,411
	Other Countries – 17.4%
	South Africa – 4.9%
1,156,714	Coronation Fund Managers South African Fund Manager	11,447,282
63,673	Naspers Media in Africa, China, Russia & other Emerging Markets	8,236,436
1,766,269	Rand Merchant Insurance Directly Sold Property & Casualty Insurance; Holdings in other Insurers	6,238,875
222,497	Mr. Price South African Retailer of Apparel, Household & Sporting Goods	4,500,866
730,408	Northam Platinum (b) Platinum Mining in South Africa	2,302,394
		32,725,853
	Australia – 4.6%
570,000	Amcor Global Leader in Flexible & Rigid Packaging	6,271,331
3,600,000	Spotless (b) Facility Management & Catering Company	5,576,522
1,050,000	Challenger Financial Annuity Provider in Australia	5,546,666
255,230	Domino's Pizza Enterprises Domino's Pizza Operator in Australia & New Zealand	5,196,747
850,000	IAG General Insurance Provider	4,315,889
184,987	Austbrokers Local Australian Small Business Insurance Broker	1,532,887
380,000	Estia Health (b) Residential Aged Care Operator	1,470,500
976,000	MMA Offshore Support Vessels for Offshore Oil/Gas Industry	978,453
		30,888,995

See accompanying notes to financial statements.

Wanger International 2014 Annual Report

Wanger International

Statement of Investments, December 31, 2014

Number of Shares		Value
	Canada – 4.2%
74,928	CCL Industries Largest Global Label Converter	$8,117,737
268,267	CAE Flight Simulator Equipment & Training Centers	3,482,068
89,849	ShawCor Oil & Gas Pipeline Products	3,279,048
41,250	Onex Capital Private Equity	2,395,184
190,329	Rona Canadian Home Improvement Retailer	2,268,942
43,563	Ag Growth Manufacturer of Augers & Grain Handling Equipment	2,118,906
318,000	Canadian Energy Services & Technology (a) North American Drilling Fluids & Chemicals	1,738,079
93,310	Baytex (a) Oil & Gas Producer in Canada	1,551,686
182,467	DeeThree Exploration (b)	802,553
158,516	DeeThree Exploration (b) (c) Canadian Oil & Gas Producer	683,264
45,839	Black Diamond Group Provider of Accommodations/Equipment for Oil Sands Development	502,659
62,757	Trilogy Energy Oil & Gas Producer in Canada	427,275
169,038	Horizon North Logistics (a) Provider of Diversified Oil Services in Northern Canada	384,111
		27,751,512
	United States – 2.0%
107,063	Textainer Group Holdings (a) Top International Container Leaser	3,674,402
29,453	Synageva BioPharma (a) (b) Biotech Focused on Orphan Diseases	2,732,944
82,000	Bladex Latin American Trade Financing House	2,468,200
60,960	Rowan Contract Offshore Driller	1,421,587
53,234	Hornbeck Offshore (b) Supply Vessel Operator in U.S. Gulf of Mexico	1,329,253
Number of Shares		Value
14,592	FMC Technologies (b) Oil & Gas Well Head Manufacturer	$683,489
18,934	Chart Industries (b) Manufacturer of Natural Gas Processing/Storage Equipment	647,543
		12,957,418
	New Zealand – 1.1%
908,808	Auckland International Airport Auckland Airport Operator	2,990,319
352,549	Ryman Healthcare Retirement Village Operator	2,338,565
667,250	Sky City Entertainment Casino & Entertainment Complex	2,015,905
		7,344,789
	Israel – 0.6%
66,562	Caesarstone Quartz Countertops	3,981,739
	Total Other Countries	115,650,306
	Latin America – 3.8%
	Mexico – 1.3%
21,830	Grupo Aeroportuario del Sureste – ADR Mexican Airport Operator	2,878,067
1,090,000	Qualitas Auto Insurer in Mexico & Central America	2,256,281
180,300	Gruma Tortilla Producer & Distributor	1,922,548
889,500	Genomma Lab International (b) Developer, Marketer & Distributor of Consumer Products	1,691,731
		8,748,627
	Brazil – 1.2%
246,600	Localiza Rent A Car Car Rental	3,312,800
570,570	Odontoprev Dental Insurance	2,116,402
99,700	Linx Retail Management Software in Brazil	1,894,083
4,959,490	Beadell Resources (a) (b) Gold Mining in Brazil	898,234
		8,221,519

See accompanying notes to financial statements.

Wanger International 2014 Annual Report

Wanger International

Statement of Investments, December 31, 2014

Number of Shares		Value
	Colombia – 0.4%
2,046,229	Isagen Colombian Electricity Provider	$2,552,943
	Uruguay – 0.3%
230,870	Union Agriculture Group (b) (c) (d) Farmland Operator in Uruguay	2,107,843
	Chile – 0.3%
86,000	Sociedad Quimica y Minera de Chile – ADR Producer of Specialty Fertilizers, Lithium & Iodine	2,053,680
	Guatemala – 0.3%
136,877	Tahoe Resources Silver Project in Guatemala	1,902,706
	Total Latin America	25,587,318
Total Equities (Cost: $481,527,248) – 94.4%		629,086,163	(e)
Short-Term Investments – 4.7%
$18,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	18,000,000
13,385,260	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	13,385,260
Total Short-Term Investments (Cost: $31,385,260) – 4.7%		31,385,260
Securities Lending Collateral – 1.3%
8,958,469	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (f)	8,958,469
Total Securities Lending Collateral (Cost: $8,958,469) – 1.3%		8,958,469
Total Investments (Cost: $521,870,977)(g) – 100.4%		669,429,892
Obligation to Return Collateral for Securities Loaned – (1.3)%		(8,958,469)
Number of Shares	Value
Cash and Other Assets Less Liabilities – 0.9%	$6,551,464
Net Assets – 100.0%	$667,022,887

  ADR = American Depositary Receipts

  GDR = Global Depositary Receipts

  REIT = Real Estate Investment Trust

Notes to Statement of Investments

(a)  All or a portion of this security was on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $8,656,060.

(b)  Non-income producing security.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At December 31, 2014, the market value of these securities amounted to $2,791,107, which represented 0.42% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/ Units	Cost	Value
Union Agriculture Group	12/8/10- 6/27/12	230,870	$2,649,999	$2,107,843
DeeThree Exploration	9/7/10	158,516	413,939	683,264
			$3,063,938	$2,791,107

(d)  Illiquid security.

(e)  On December 31, 2014, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$129,399,291	19.4
Euro	75,937,591	11.4
British Pound	72,140,389	10.9
U.S. Dollar	42,049,506	6.3
Other currencies less than 5% of total net assets	309,559,386	46.4
Total Equities	$629,086,163	94.4

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2014, for federal income tax purposes, the cost of investments was $533,511,821 and net unrealized appreciation was $135,918,071 consisting of gross unrealized appreciation of $179,537,505 and gross unrealized depreciation of $43,619,434.

See accompanying notes to financial statements.

Wanger International 2014 Annual Report

Wanger International

Statement of Investments, December 31, 2014

  Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of December 31, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$13,193,560	$270,229,568	$—	$283,423,128
Europe	1,198,586	203,226,825	—	204,425,411
Other Countries	44,007,405	71,642,901	—	115,650,306
Latin America	22,581,241	898,234	2,107,843	25,587,318
Total Equities	80,980,792	545,997,528	2,107,843	629,086,163
Total Short-Term Investments	31,385,260	—	—	31,385,260
Total Securities Lending Collateral	8,958,469	—	—	8,958,469
Total Investments	$121,324,521	$545,997,528	$2,107,843	$669,429,892

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Wanger International 2014 Annual Report

Wanger International

Portfolio Diversification December 31, 2014

At December 31, 2014, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$43,444,652	6.5
Machinery	40,772,662	6.1
Other Industrial Services	35,860,906	5.4
Outsourcing Services	16,050,145	2.4
Electrical Components	15,406,556	2.3
Conglomerates	16,054,574	2.3
Construction	7,193,647	1.1
Industrial Distribution	1,007,450	0.2
	175,790,592	26.3
> Consumer Goods & Services
Retail	52,386,346	7.8
Food & Beverage	26,203,440	3.9
Casinos & Gaming	23,830,161	3.6
Nondurables	15,288,629	2.3
Other Durable Goods	12,709,979	1.9
Restaurants	10,658,832	1.6
Consumer Goods Distribution	8,331,299	1.2
Other Consumer Services	4,371,291	0.7
Furniture & Textiles	3,981,739	0.6
Educational Services	3,373,814	0.5
Travel	3,312,800	0.5
Consumer Electronics	2,434,792	0.4
Apparel	1,814,336	0.3
	168,697,458	25.3
> Information
Business Software	18,630,004	2.9
Internet Related	14,783,849	2.2
Financial Processors	9,447,177	1.4
Semiconductors & Related Equipment	8,427,395	1.3
Computer Hardware & Related Equipment	7,746,760	1.2
Entertainment Programming	6,792,562	1.0
Instrumentation	6,714,222	1.0
Mobile Communications	6,162,567	0.9
Computer Services	3,426,218	0.5
Satellite Broadcasting & Services	2,769,871	0.4
Telephone & Data Services	2,279,757	0.4
Telecommunications Equipment	2,170,832	0.3
Business Information & Marketing Services	2,118,185	0.3
Advertising	2,114,318	0.3
TV Broadcasting	1,304,827	0.2
Cable TV	1,204,079	0.2
	96,092,623	14.5
	Value	Percentage of Net Assets
> Finance
Insurance	$34,355,921	5.1
Brokerage & Money Management	17,898,525	2.7
Banks	17,090,579	2.6
Finance Companies	6,069,586	0.9
Financial Processors	2,705,084	0.4
	78,119,695	11.7
> Other Industries
Real Estate	35,734,844	5.4
Transportation	14,207,802	2.1
Regulated Utilities	2,552,943	0.4
	52,495,589	7.9
> Health Care
Pharmaceuticals	13,686,090	2.0
Medical Supplies	7,138,157	1.1
Medical Equipment & Devices	4,706,706	0.7
Health Care Services	3,809,064	0.6
Biotechnology & Drug Delivery	2,732,944	0.4
	32,072,961	4.8
> Energy & Minerals
Oil Services	11,093,235	1.7
Mining	6,301,920	1.0
Oil & Gas Producers	3,464,779	0.5
Oil Refining, Marketing & Distribution	2,849,468	0.4
Agricultural Commodities	2,107,843	0.3
	25,817,245	3.9
Total Equities:	629,086,163	94.4
Short-Term Investments:	31,385,260	4.7
Securities Lending Collateral:	8,958,469	1.3
Total Investments:	669,429,892	100.4
Obligation to Return Collateral for Securities Loaned:	(8,958,469)	(1.3)
Cash and Other Assets Less Liabilities:	6,551,464	0.9
Net Assets:	$667,022,887	100.0%

See accompanying notes to financial statements.

Wanger International 2014 Annual Report

Statement of Assets and Liabilities
December 31, 2014

Assets:
Investments, at cost	$521,870,977
Investments, at value (including securities on loan of $8,656,060)	$669,429,892
Foreign currency (cost of $649,331)	637,019
Receivable for:
Investments sold	859,405
Investments sold on a delayed delivery basis	2,878,798
Fund shares sold	1,676,144
Securities lending income	6,783
Dividends	715,195
Interest	43,182
Foreign tax reclaims	474,108
Trustees' deferred compensation plan	154,392
Prepaid expenses	11,853
Total Assets	676,886,771
Liabilities:
Collateral on securities loaned	8,958,469
Payable for:
Fund shares redeemed	478,895
Investment advisory fee	16,756
Administration fee	915
Transfer agent fee	1
Trustees' fees	112
Custody fee	72,065
Reports to shareholders	117,454
Chief compliance officer expenses	2,599
Trustees' deferred compensation plan	154,392
Other liabilities	62,226
Total Liabilities	9,863,884
Net Assets	$667,022,887
Composition of Net Assets:
Paid-in capital	$470,589,932
Overdistributed net investment income	(5,231,819)
Accumulated net realized gain	54,171,917
Net unrealized appreciation (depreciation) on:
Investments	147,558,915
Foreign currency translations	(66,058)
Net Assets	$667,022,887
Fund Shares Outstanding	22,942,356
Net asset value, offering price and redemption price per share	$29.07

Statement of Operations
For the Year Ended December 31, 2014

Investment Income:
Dividends (net foreign taxes withheld of $1,980,305)	$15,744,107
Interest	43,182
Income from securities lending—net	255,808
Total Investment Income	16,043,097
Expenses:
Investment advisory fee	6,754,813
Transfer agent fees	442
Administration fee	373,738
Trustees' fees	35,768
Custody fees	248,126
Reports to shareholders	183,391
Audit fees	78,872
Legal fees	67,144
Chief compliance officer expenses	31,730
Commitment fee for line of credit (Note 5)	1,358
Other expenses	54,595
Total Expenses	7,829,977
Net Investment Income	8,213,120
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	63,453,238
Foreign currency translations	(389,212)
Net realized gain	63,064,026
Net change in unrealized appreciation (depreciation) on:
Investments	(101,516,032)
Foreign currency translations	(90,874)
Options	(269,054)
Net change in unrealized depreciation	(101,875,960)
Net realized and unrealized loss	(38,811,934)
Net Decrease in Net Assets from Operations	$(30,598,814)

See accompanying notes to financial statements.

Wanger International 2014 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income	$8,213,120	$8,799,602
Net realized gain (loss) on:
Investments	63,453,238	92,778,035
Foreign currency translations	(389,212)	(796,528)
Net change in unrealized appreciation (depreciation) on:
Investments	(101,516,032)	48,742,410
Foreign currency translations	(90,874)	49,166
Options	(269,054)	269,054
Net Increase (Decrease) in Net Assets from Operations	(30,598,814)	149,841,739
Distributions to Shareholders From:
Net investment income	(10,651,101)	(19,498,933)
Net realized gains	(82,758,323)	(50,758,012)
Total Distributions to Shareholders	(93,409,424)	(70,256,945)
Share Transactions:
Subscriptions	23,205,601	30,958,862
Distributions reinvested	93,409,424	70,256,945
Redemptions	(110,560,733)	(98,490,431)
Net Increase from Share Transactions	6,054,292	2,725,376
Total Increase (Decrease) in Net Assets	(117,953,946)	82,310,170
Net Assets:
Beginning of period	784,976,833	702,666,663
End of period	$667,022,887	$784,976,833
Overdistributed net investment income	$(5,231,819)	$(8,604,068)

See accompanying notes to financial statements.

Wanger International 2014 Annual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2014	2013	2012		2011		2010
Net Asset Value, Beginning of Period	$34.55	$31.19	$28.79		$36.16		$29.68
Income from Investment Operations:
Net investment income	0.36	0.39	0.46		0.42		0.35
Net realized and unrealized gain (loss)	(1.56)	6.18	5.27		(5.31)		6.93
Reimbursement from affiliate	—	—	—		0.00	(a)	—
Total from Investment Operations	(1.20)	6.57	5.73		(4.89)		7.28
Less Distributions to Shareholders:
Net investment income	(0.48)	(0.88)	(0.38)		(1.64)		(0.80)
Net realized gains	(3.80)	(2.33)	(2.95)		(0.84)		—
Total Distributions to Shareholders	(4.28)	(3.21)	(3.33)		(2.48)		(0.80)
Net Asset Value, End of Period	$29.07	$34.55	$31.19		$28.79		$36.16
Total Return	(4.40)%	22.37%	21.56	%(b)	(14.62	)%(b)	24.92	%(b)
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (c)	1.05%	1.07%	1.08%		1.06%		1.07%
Total net expenses (c)	1.05%	1.07%	1.05	%(d)	1.00	%(d)	1.04	%(d)
Net investment income	1.10%	1.19%	1.51%		1.25%		1.12%
Portfolio turnover rate	28%	44%	34%		36%		32%
Net assets, end of period (000s)	$667,023	$784,977	$702,667		$682,217		$925,761

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Had the investment manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Wanger International 2014 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services—Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange traded funds are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Effects of derivative transactions in the financial statements

The Fund held a put option in 2014, which was acquired through a transaction between the Fund and PT Rajawali Corpora (Indonesia), in connection with the delisting of the shares of Archipelago Resources in 2013. A put option is often held to decrease exposure to an underlying stock. However, in this case, the put option related to the proposed restructuring of Archipelago Resources and provided the Fund with the ability to sell its shares back to PT Rajawali Corpora (Indonesia) at an agreed upon price or to convert the shares held in Archipelago Resources into shares of the newly restructured company based upon the terms of the put option agreement between the Fund and PT Rajawali Corpora (Indonesia). During 2014, the Fund opted to exercise the put option and sell its shares back to PT Rajawali Corpora (Indonesia) with the exercise delivery expected in the first quarter of 2015. The proceeds from the exercising of the put option are included in "Receivable for Investments sold on a delayed delivery basis" on the Statement of Assets and Liabilities.

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Statement of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Change in Unrealized Appreciation (Depreciation) on Derivatives
Recognized in Income

Risk Exposure Category	Options
Equity risk	$(269,054)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average market value*
Options contract	$80,515

* Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund may receive distributions from holdings in exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not

Wanger International 2014 Annual Report

Notes to Financial Statements (continued)

yet been reported by the REITs, estimates for return of capital may be made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for ETFs and RICs.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2014, is included in the Statement of Operations.

Offsetting of Financial Assets

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of December 31, 2014:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received	Securities Collateral Received	Net Amount (b)
Securities Loaned	$8,656,060	$—	$8,656,060	$—	$8,656,060	$—	$—

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)  Represents the net amount due from counterparties in the event of default.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the accounting for transactions accounted for as secured borrowings and expands disclosure requirements related to securities lending and similar transactions. The disclosure requirements are effective for interim and annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2014, permanent book and tax basis differences resulting primarily from foreign currency transactions, passive foreign

Wanger International 2014 Annual Report

Notes to Financial Statements (continued)

investment company (PFIC) holdings, and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$5,810,230	$(5,810,232)	$2

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	December 31, 2014	December 31, 2013
Ordinary Income *	$15,292,314	$22,419,581
Long-Term Capital Gains	78,117,110	47,837,364

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$4,735,691	$55,997,610	$135,918,071

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%

For the year ended December 31, 2014, the effective investment advisory fee rate was 0.90% of the Fund's average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2014, the effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

For the year ended December 31, 2014, the Fund engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $3,406,515.

5.  Borrowing Arrangements

During the year ended December 31, 2014, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million. The credit facility was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of "Commitment fee for line of credit" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations each July at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund under the line of credit during the year ended December 31, 2014.

Wanger International 2014 Annual Report

Notes to Financial Statements (continued)

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Shares sold	720,170	931,450
Shares issued in reinvestment of dividend distributions	2,952,780	2,277,261
Less shares redeemed	(3,448,109)	(3,017,840)
Net increase in shares outstanding	224,841	190,871

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2014, were $203,342,578 and $292,323,307, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

8.  Shareholder Concentration

At December 31, 2014, two unaffiliated shareholder accounts owned an aggregate of 29.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 61.1% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Wanger International 2014 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2015

Wanger International 2014 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates the following tax attributes in the fiscal year ended December 31, 2014.

Tax Designations
Dividends Received Deduction	0.00%
Capital Gain Dividend	$58,829,102
Foreign Taxes Paid	$1,567,345
Foreign Taxes Paid Per Share	$0.07
Foreign Source Income	$16,824,192
Foreign Source Income Per Share	$0.73

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Wanger International 2014 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position Held with the Wanger Advisors Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (1)
Laura M. Born, 49, Trustee and Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business; Managing Director — Investment Banking, J.P. Morgan Chase & Co. (broker-dealer), 2002 – 2007.	12	Columbia Acorn Trust.
Maureen M. Culhane, 66, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005 – 2007; Vice President (Consultant) — Strategic Relationship Management, Goldman, Sachs & Co., 1999 – 2005.	12	Columbia Acorn Trust.
Margaret M. Eisen, 61, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003 – 2013; Managing Director, CFA Institute, 2005 – 2008.	12	Columbia Acorn Trust; Burnham Investors Trust.
Thomas M. Goldstein, 55, Trustee	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011 – 2014; Founding Partner, The GRG Group LLC, 2009 – 2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007 – 2009.	12	Columbia Acorn Trust; Federal Home Loan Bank — Chicago; Federal Home Loan Mortgage Corporation.
John C. Heaton, 55, Trustee	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since 2000.	12	Columbia Acorn Trust.
Steven N. Kaplan, 55, Trustee and Vice Chair	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1988.	12	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).
David J. Rudis, 61, Trustee	2010	Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007 – 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 – 2007.	12	Columbia Acorn Trust.
David B. Small, 58, Trustee (2)	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Columbia Acorn Trust.

Wanger International 2014 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position Held with the Wanger Advisors Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Wanger Advisors Trust
Trustees who are interested persons of Wanger Advisors Trust:
Charles P. McQuaid, 61, Trustee and Vice President (3)	1992	Portfolio manager and/or analyst, CWAM or its predecessors since 1978; Vice President of Columbia Acorn Trust and Wanger Advisors Trust since April 2014; formerly, President and Chief Investment Officer, CWAM or its predecessors, October 2003 – March 2014, and President of Columbia Acorn Trust and Wanger Advisors Trust, October 2003 – March 2014.	12	Columbia Acorn Trust.
Ralph Wanger, 80, Trustee Emeritus (4)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Columbia Acorn Trust.
Officers of Columbia Acorn Trust:
Robert A. Chalupnik, 49, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2000; Vice President Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A
Michael G. Clarke, 45, Assistant Treasurer	2004

Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; Senior officer, Columbia Funds and affiliated funds since 2002.

			N/A	N/A
Joseph F. DiMaria, 46, Assistant Treasurer	2010	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 – April 2010.	N/A	N/A
William J. Doyle, 50, Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2006; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.	N/A	N/A
P. Zachary Egan, 46, President	2014

President and International Chief Investment Officer, CWAM since April 2014; portfolio manager and/or analyst, CWAM or its predecessors since 1999; formerly, Director of International Research, CWAM December 2004 – March 2014, and Vice President, Columbia Acorn Trust, 2003 – 2014, and Wanger Advisors Trust, 2007 – 2014.

			N/A	N/A
David L. Frank, 51, Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.	N/A	N/A
Fritz Kaegi, 43, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A
John M. Kunka, 44, Treasurer	2006

Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Director of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006 – 2014.

			N/A	N/A
Stephen Kusmierczak, 47, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A

Wanger International 2014 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position Held with the Wanger Advisors Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Wanger Advisors Trust
Joseph C. LaPalm, 45, Vice President	2006	Chief Compliance Officer, CWAM since 2005.	N/A	N/A
Charles P. McQuaid, 61, Vice President	1992

Portfolio manager and/or analyst, CWAM or its predecessors since 1978; Vice President of Columbia Acorn Trust and Wanger Advisors Trust since April 2014; formerly, President and Chief Investment Officer, CWAM or its predecessors, October 2003 – March 2014, and President of Columbia Acorn Trust and Wanger Advisors Trust, October 2003 – March 2014.

			N/A	N/A
Louis J. Mendes III, 50, Vice President	2003	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	N/A	N/A
Robert A. Mohn, 53, Vice President	1997

Domestic Chief Investment Officer, CWAM since April 2014; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 1997; portfolio manager and/or analyst, CWAM or its predecessors since 1992; formerly, Director of Domestic Research, CWAM or its predecessors, March 2004 – March 2014. Mr. Mohn served as Principal Executive Officer of the Funds during Mr. McQuaid's sabbatical from January 14 through March 31, 2011.

			N/A	N/A
Christopher J. Olson, 50, Vice President	2001	Portfolio manager and/or analyst, CWAM or its predecessors since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.	N/A	N/A
Christopher O. Petersen, 44, Assistant Secretary	2010

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 – December 2014 and Vice President and Group Counsel or Counsel, 2004 – 2010); officer, Columbia Funds and affiliated funds since 2007.

			N/A	N/A
Scott R. Plummer, 55, Assistant Secretary	2010

Senior Vice President, Assistant General Counsel and Head of Global Asset Management, Ameriprise Financial, Inc. since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, January 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005 (previously, Chief Legal Officer, Columbia Management Investment Advisers, LLC, June 2005 – January 2015); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds 2006 – 2014.

			N/A	N/A
Robert P. Scales, 62, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	N/A	N/A
Andreas Waldburg-Wolfegg, 49, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A

Wanger International 2014 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position Held with the Wanger Advisors Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Wanger Advisors Trust
Linda Roth-Wiszowaty, 45, Secretary	2006	Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006 – 2014; Business support analyst, CWAM since April 2007.	N/A	N/A

*  Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of The Acorn Fund Inc., the predecessor to Columbia Acorn Trust.

(1)  In addition to the trustees listed below, the Board appointed Charles R. Phillips as a trustee effective January 1, 2015.

(2)  Mr. Small resigned from the Board effective December 31, 2014.

(3)  Mr. McQuaid is an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, because he is an officer of the Trust and an employee of CWAM.

(4)  As permitted under the Trust's Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Maureen M. Culhane
Margaret M. Eisen
Thomas M. Goldstein
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small*
Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan
President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

William J. Doyle
Vice President

David L. Frank
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Treasurer and Principal Financial and
Accounting Officer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Charles P. McQuaid
Vice President

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

*  Mr. Small resigned from the Board effective December 31, 2014.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Columbia Wanger Funds

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1456 F (2/15) 1120823

Wanger International Select

2014 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger International Select

  2014 Annual Report

1	Understanding Your Expenses
2	Communications Satellites: Past and Present
4	Performance Review
6	Statement of Investments
11	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Federal Income Tax Information (Unaudited)
21	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of December 31, 2014, CWAM managed $32 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by CWAM.

Investors should carefully consider investment objectives, risks, charges and expenses before investing. For variable fund and variable contract prospectuses, which contain this and other important information, investors should contact their financial advisor or insurance representative. Read the prospectus carefully before investing.

The views expressed in "Communications Satellites: Past and Present" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

A Comment on Trading Volumes

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Fund. This is particularly so because the Fund focuses on small- and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate the Fund's exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

Wanger International Select 2014 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger International Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International Select	1,000.00	1,000.00	848.50	1,017.80	6.85	7.48	1.47

*  Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365. The Fund's annualized expense ratio for the six months ended December 31, 2014 may be higher or lower than the annualized expense ratio for the year ended December 31, 2014.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

1

Wanger International Select 2014 Annual Report

Communications Satellites: Past and Present

The Soviet Union launched Sputnik, mankind's first satellite, in October 1957. This 184-pound satellite was a 23-inch sphere with four antennas. It transmitted a "beep beep" signal over ham radio frequencies accessible by many around the globe, and its surface was polished so it was visible as it orbited the Earth.1 Sputnik was a propaganda tool that woke up the world.

Prior to the launch of Sputnik, satellites had been theorized for a long time. In the 17th century, Sir Isaac Newton developed his theory of gravitation. In it he stated that a projectile launched at the correct angle at a speed of 17,000 miles per hour would orbit the Earth.2 In 1945, science fiction writer Arthur C. Clarke introduced the concept of geostationary orbit: a satellite orbiting above the Earth's equator at an altitude of about 22,200 miles would remain over the same position, appearing stationary to people on Earth. Clarke thought that within 50 years, there could be three equally spaced geostationary satellites communicating to virtually the whole planet.3

The United States launched its first satellite, Explorer 1, in January 1958. This satellite discovered the Van Allen radiation belts around Earth. In December 1958, the United States launched its first communications satellite, SCORE, which broadcast a tape-recorded holiday message from President Eisenhower.4

Many experiments and innovations in satellites followed. Perhaps the oddest was Echo-1, which inflated into a 100-foot diameter sphere coated in aluminum, enabling it to reflect radio waves.5 This passive communications satellite reflected about one ten-millionth of originating signal sent toward it.6

Telstar-1, launched in 1962, provided the first live TV broadcast from space, as well as the first phone conversation transmitted by satellite. Rather than being a passive reflector like Echo-1, Telstar-1 had an active transponder that received, amplified and re-sent signals. It could communicate a total of one black and white TV channel along with 600 telephone conversations.7

The first satellites achieved low or medium Earth orbits, far below Arthur C. Clarke's geostationary orbit, and transmitted at low power. As a result, ground antennas needed to be huge, initially 100 feet wide,8 and had to rotate in order to remain pointed at a moving satellite.9 Furthermore, such satellites were in view of the ground antennas for short periods of time; a low Earth orbit satellite 500 miles up is in touch for 12 minutes per orbit, while a medium Earth satellite 5,000 miles up is in view for 30 minutes.10

The first successful geostationary communications satellite, Syncom 3, launched in August 196411 and was stationed over the Pacific Ocean.12 As planned, it remained in constant contact with fixed-position Earth stations within its coverage area. Also, since geostationary satellites are rarely in Earth's shadow, it was primarily powered by solar cells.13 But with a transmitter output of two watts,14 large Earth stations were needed to communicate with it. Other geostationary satellites followed shortly thereafter. In July 1969, Intelsat, a leading provider of satellite services worldwide, had three geostationary satellites covering nearly the entire Earth, fulfilling Clarke's concept some 25 years earlier than he had imagined.

Early communications satellites, continuing to transmit just one TV channel each,15 enabled much of the world to witness milestone events, which in turn drove demand for more communications satellites. Syncom satellites carried the 1964 Tokyo Olympics, while Intelsat allowed much of the world to witness Neil Armstrong walking on the moon.16 Nearly a billion people worldwide watched the 1972 Summer Olympics held in Munich, Germany.

Additional and more powerful communications satellites were launched shortly thereafter, along with improved and less expensive 16- to 33-foot ground antennas. New businesses were created and existing business models were altered. WESTAR I launched in April 1974 and provided fledgling cable TV programmer Home Box Office the opportunity to broadcast live Muhammad Ali's "Thrilla in Manila" fight in 1975.

When entrepreneur Ted Turner learned that he could broadcast his Atlanta WTCG TV station via satellite everywhere in the country, he signed a million-dollar-a-year contract to do so, and in 1976 reached homes in over 27 states via local cable television (CATV) systems.17 Turner subsequently launched CNN in 1980, creating the first 24-hour news channel. Numerous other CATV channels followed. Satellites enabled cable TV operators to offer additional content, which eventually ended the dominance of the three major U.S. television networks.

As demand for satellite communications rose, the International Telecommunications Union awarded additional radio bandwidth and orbital slots to industry participants. Current communications satellites have far better circuitry, software and solar power, along with innovations such as spot beams, data compression algorithms and fuel-saving electrical propulsion systems. Rather than being simple "bent pipe" mechanisms receiving and transmitting the same signal, today's satellites enhance signals and allocate bandwidth more efficiently.

New satellites continue to be larger, and are broadcasting at higher power and at higher frequencies. Early "C-band" satellite TV signals were transmitted at 10 to 17 watts, while current "Ku-band" satellite TV signals are transmitted at 100 to 200 watts.18 Higher power and higher frequencies, coupled with improved electronics, facilitate still smaller and cheaper ground station equipment. Neiman Marcus offered a 20-foot satellite TV dish in 1979 for $36,500,19 capable of receiving only HBO; today, direct-to-home receivers cost below $100 and can receive hundreds of channels using dishes as small as 18 inches across.20

Satellite technology has extended beyond broadcasting TV signals. The Global Positioning System (GPS) was introduced by the U.S. military

2

Wanger International Select 2014 Annual Report

in 1978, currently consists of 24 satellites in orbit,21 and has been made available for civilian use.22 These satellites transmit precise time signals along with their exact positions. A GPS receiver measures the range from three or four satellites and uses simultaneous equations to calculate its position. Vehicle and handheld GPS navigation systems combine position information with map data, and then provide locations and directions to users. It seems that the smallest satellite receivers may currently be GPS wristwatches!

Internet connection for fixed locations in densely populated areas is dominated by cable, telephone and cell phone service providers. Satellite data cannot compete economically with these technologies, where they are available. However, satellites provide data and Internet access elsewhere, such as in remote areas, on the oceans and in airplanes. These applications have also benefited from improved satellite technology. For example, satellite data speeds have hit 30 megabits per second per aircraft, up 70-fold from prior generation satellite equipment.23

The next generation high-throughput satellites, utilizing even higher power and more frequencies, and providing more spot beams, are launching through 2017. Combined, these satellites will increase bandwidth in the sky by a factor of eight to ten,24 and promise to deliver more data, more quickly, to ever more users.

As much as satellite technology has changed the world, investments in satellite companies have had mixed results. We have tended to shy away from start-up satellite companies that needed to make large up-front investments before earning highly uncertain revenues. That bias proved correct long ago when satellite phone provider Iridium filed for bankruptcy shortly after launch, citing initial subscriber counts dramatically lower than expected.

Instead, we opted to invest either downstream from satellite technology or in proven satellite service providers. Long ago, our domestic Funds benefited substantially from investments in cable TV channel companies and, more recently, a company providing mapping data. The Funds currently have investments in a company utilizing GPS signals for engineering and construction. Our international Funds have benefited from satellite service providers possessing visible revenue streams within a more consolidated industry.

Charles P. McQuaid

Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Virgil S. Labrador and Peter I. Galace, Heavens Fill with Commerce: A Brief History of the Communications Satellite Industry (Sonoma, California, SATNEWS PUBLISHERS, 2005), p. 23.

2  Ibid., p. 15.

3  Ibid., p. 21.

4  Ibid., p. 36.

5  Ibid., p. 39.

6  Steve Ford, The ARRL Satellite Handbook (ARRL, The National Association for Amateur Radio, 2008-2013), appendix B, p. 5.

7  Labrador, op. cit., p. 42.

8  Bruce Elbert, The Satellite Communication Ground Segment and Earth Station Handbook, Second Edition (Norwood, Massachusetts, Artech House, 2014) p. 10.

9  Labrador, op. cit., p. 43.

10  Elbert, op. cit., p. 77.

11  Labrador, op. cit., p. 46.

12  NASA Technical Report, R-252, Syncom Engineering Report, Volume II, By Syncom Projects Office, Goddard Space Flight Center, Greenbelt, Maryland, April 1967, p. 3.

13  Ibid., p. 10.

14  Ibid., p. 8.

15  Labrador, op. cit., p. 115.

16  Ibid., p. 58.

17  Ibid., p. 119.

18  Ibid., p. 133.

19  Ray B. Browne and Pat Browne, The Guide to United States Popular Culture (Madison, Wisconsin, Popular Press 3, 2001), p. 706.

20  Elbert, op. cit., p. 304.

21  Madhavendra Richharia, Mobile Satellite Communications: Principles and Trends, Second Edition (West Sussex, United Kingdom, John Wiley & Sons, Ltd, 2014), p. 30.

22  Ford, op. cit., p. 5-14.

23  First Edition, The Anatomy of Inflight Connectivity: An Inside Look at What it Takes to Bring Connectivity to Aircraft Around the World (Gogo LLC, an aero-communications service provider, 2014), p. 41.

24  Anne Wainscott-Sargent, "Ground Players Tackle Bandwidth Optimization in an HTS World," Via Satellite, January 2015, p. 16.

3

Wanger International Select 2014 Annual Report

Performance Review Wanger International Select

Christopher J. Olson
Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Due to the Fund's concentration in a limited number of stocks, the Fund's portfolio will tend to diverge significantly from benchmark weightings and may therefore pose greater risk and volatility relative to its benchmark, or in comparison to other Columbia Acorn Fund portfolios. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. Please also see "A Comment on Trading Volumes" on the inside front cover of this report.

For the year ended December 31, 2014, Wanger International Select fell 6.96% compared to a 2.10% decline for its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B® Index.

Pummeled by falling oil prices, energy stocks were the biggest detractor from returns for the year. The global oil market has been thrown into severe turmoil on concerns about excess supply at a time when demand is weak due to slowing global growth. Canadian oil and gas producer Baytex and U.S.-listed Denbury Resources, an oil producer using Co2 injection, fell 58% and 57%, respectively, in the year. We opted to sell the Fund's position in Denbury Resources during the fourth quarter.

The Fund's overweight position in materials stocks continued to be a drag on returns. Brazilian gold miner Beadell Resources ended the year down 75%. Falling gold prices and poor weather hampered its mining operations. Tahoe Resources, a silver miner operating in Guatemala, fell 16% in 2014, as silver prices dropped, along with most other commodities, and the Guatemalan government doubled its royalty take. Canadian gold miner Goldcorp ended the year down 13%, also declining on the drop in commodity prices.

Up 47%, Canada's CCL Industries, a global label converter, was the top contributor to gains for the year. The company made a well-timed and well-priced acquisition that drove strong performance. CJ Corp, a holding company of Korean consumer conglomerates, had an annual gain of 27% as the market looked favorably on company moves to lower operating costs to drive up margins. In Japan, auto parts manufacturer NGK Spark Plug ended the annual period up 31%, benefiting from strong earnings growth in 2014 assisted by a weaker yen. Naspers, a provider of media to emerging markets, ended the year with a 24% return. Chinese Internet company Tencent is Naspers' primary investment and it continued to report robust revenue and earnings gains.

The Fund's overweight position in financials versus its benchmark was a positive for the year. Coronation Fund

Managers, a South African fund manager, ended the year up 34%, benefiting from the company's strong fund inflows from retail and international investors, which drove continued growth in assets under management and net fees. Ascendas REIT, an industrial property landlord in Singapore, gained 9% in 2014 on steady results and the continued search, on the part of investors, for yield. Partners Group, a Swiss private markets asset manager, was up 12% for the year, as the company continued to report robust increases in assets under management.

International equity and currency markets have seen their share of volatility over the past several years, a trend that is likely to continue given uncertain global growth, government intervention and ongoing geopolitical concerns. We, however, remain consistent in our search for strong, underappreciated businesses that can operate successfully in and through such environments.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/14

Ascendas REIT	5.8%
CCL Industries	3.5
NGK Spark Plug	3.1
Partners Group	2.9
Tahoe Resources	2.9
Baytex	2.3
Naspers	2.2
Goldcorp	1.9
CJ Corp	1.8
Coronation Fund Managers	1.5
Beadell Resources	0.7

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

4

Wanger International Select 2014 Annual Report

Growth of a $10,000 Investment in Wanger International Select
February 1, 1999 (inception date) through December 31, 2014

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiamanagement.com.

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through December 31, 2014, to the S&P Developed Ex-U.S. Between $2B and $10B Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/14

1. Ascendas REIT (Singapore) Industrial Property Landlord	5.8%
2. Singapore Exchange (Singapore) Singapore Equity & Derivatives Market Operator	4.5
3. Challenger Financial (Australia) Annuity Provider in Australia	4.3
4. CCL Industries (Canada) Global Label Converter	3.5
5. Babcock International (United Kingdom) Public Sector Outsourcer	3.4
6. Swedish Match (Sweden) Swedish Snus	3.1
7. NGK Spark Plug (Japan) Automobile Parts	3.1
8. Partners Group (Switzerland) Private Markets Asset Management	2.9
9. Tahoe Resources (Guatemala) Silver Project in Guatemala	2.9
10. KDDI (Japan) Mobile & Fixed Line Communication Service Provider in Japan	2.8

Top 5 Countries

As a percentage of net assets, as of 12/31/14

Japan	21.7%
Singapore	10.3
Australia	8.7
Canada	7.7
United Kingdom	7.2

Results as of December 31, 2014

	4th quarter*	1 year	5 years	10 years
Wanger International Select	-8.26%	-6.96%	7.27%	7.32%
S&P Developed Ex-U.S. Between $2B and $10B Index**	-2.45	-2.10	7.53	6.25
MSCI EAFE Index (Net)	-3.57	-4.90	5.33	4.43

*Not annualized.

**The Fund's primary benchmark.

NAV as of 12/31/14: $17.93

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 1.46% is stated as of the Fund's prospectus dated May 1, 2014, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States. The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties. The performance of the MSCI EAFE Index (Net) is provided to show how the Fund's performance compares to a widely recognized broad-based index of foreign market performance. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger International Select 2014 Annual Report

Wanger International Select

Statement of Investments, December 31, 2014

Number of Shares		Value
	Equities – 85.8%
	Asia – 36.7%
	Japan – 21.7%
20,500	NGK Spark Plug Automobile Parts	$622,901
9,000	KDDI Mobile & Fixed Line Communication Service Provider in Japan	565,417
8,900	Secom Security Services	511,346
17,000	Recruit Holdings (a) Recruitment & Media Services	488,228
215	Nippon Prologis REIT Logistics REIT in Japan	466,820
300	Orix JREIT Diversified REIT	421,886
14,000	Japan Tobacco Cigarettes	385,319
68,000	Seven Bank ATM Processing Services	285,429
120	Japan Retail Fund Retail REIT in Japan	253,594
16,000	Park24 Parking Lot Operator	235,542
2,800	Rinnai Gas Appliances for Home & Commercial Use	188,138
		4,424,620
	Singapore – 10.3%
660,000	Ascendas REIT Industrial Property Landlord	1,183,877
156,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	917,142
		2,101,019
	Korea – 4.7%
1,600	Samsung Fire and Marine Non-life Insurance	411,227
2,600	CJ Corp Holding Company of Korean Consumer Conglomerate	368,111
2,400	KT&G Tobacco & Ginseng Products	166,640
		945,978
	Total Asia	7,471,617
Number of Shares		Value
	Europe – 24.9%
	United Kingdom – 7.2%
42,000	Babcock International Public Sector Outsourcer	$688,056
22,000	Jardine Lloyd Thompson Group International Business Insurance Broker	307,231
14,000	Smith and Nephew Medical Equipment & Supplies	252,456
3,031	Whitbread UK Hotelier & Coffee Shop	224,313
		1,472,056
	Germany – 4.4%
99,900	Telefonica Deutschland Mobile & Fixed-line Communications in Germany	529,455
8,400	Wirecard Online Payment Processing & Risk Management	366,274
		895,729
	Sweden – 4.2%
20,000	Swedish Match Market Leader in Swedish Snus	626,690
7,200	Hexagon Design, Measurement & Visualization Software & Equipment	222,117
		848,807
	Switzerland – 2.9%
2,040	Partners Group Private Markets Asset Management	593,512
	Denmark – 2.3%
4,700	Jyske Bank (a) Danish Bank	237,568
5,500	Novozymes Industrial Enzymes	231,515
		469,083
	Norway – 1.4%
42,000	Orkla Food & Brands, Aluminum, Chemicals Conglomerate	285,914
	Spain – 1.3%
5,000	Viscofan Sausage Casings Maker	265,281

See accompanying notes to financial statements.
6

Wanger International Select 2014 Annual Report

Wanger International Select

Statement of Investments, December 31, 2014

Number of Shares		Value
	France – 1.2%
7,282	Eutelsat Fixed Satellite Services	$235,497
	Total Europe	5,065,879
	Other Countries – 20.0%
	Australia – 8.7%
164,000	Challenger Financial Largest Annuity Provider in Australia	866,336
100,000	IAG General Insurance Provider	507,752
37,000	Amcor Global Leader in Flexible & Rigid Packaging	407,086
		1,781,174
	Canada – 7.7%
6,500	CCL Industries Global Label Converter	704,213
28,000	Baytex (b) Oil & Gas Producer in Canada	465,623
21,000	Goldcorp Gold Mining	388,920
		1,558,756
	South Africa – 3.6%
3,400	Naspers Media in Africa, China, Russia & other Emerging Markets	439,808
30,000	Coronation Fund Managers South African Fund Manager	296,891
		736,699
	Total Other Countries	4,076,629
	Latin America – 4.2%
	Guatemala – 2.9%
42,000	Tahoe Resources Silver Project in Guatemala	583,836
	Brazil – 0.7%
817,828	Beadell Resources (a) (b) Gold Mining in Brazil	148,120
Number of Shares		Value
	Uruguay – 0.6%
13,068	Union Agriculture Group (a) (c) (d) Farmland Operator in Uruguay	$119,311
	Total Latin America	851,267
Total Equities (Cost: $15,726,170) – 85.8%		17,465,392	(e)
Short-Term Investments – 10.3%
2,106,181	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	2,106,181
Total Short-Term Investments (Cost: $2,106,181) – 10.3%		2,106,181
Securities Lending Collateral – 1.8%
362,743	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (f)	362,743
Total Securities Lending Collateral (Cost: $362,743) – 1.8%		362,743
Total Investments (Cost: $18,195,094)(g) – 97.9%		19,934,316
Obligation to Return Collateral for Securities Loaned – (1.8)%		(362,743)
Cash and Other Assets Less Liabilities – 3.9%		793,812
Net Assets – 100.0%		$20,365,385

  REIT = Real Estate Investment Trust

Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $344,276.

(c)  Illiquid security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At December 31, 2014, the

See accompanying notes to financial statements.
7

Wanger International Select 2014 Annual Report

Wanger International Select

Statement of Investments, December 31, 2014

market value of this security amounted to $119,311, which represented 0.59% of total net assets. Additional information on this security is as follows:

Acquisition Security	Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10– 6/27/12	13,068	$150,000	$119,311

(e)  On December 31, 2014, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$4,424,621	21.7
Singapore Dollar	2,101,019	10.3
Australian Dollar	1,929,295	9.5
Canadian Dollar	1,753,671	8.6
British Pound	1,472,055	7.2
Euro	1,396,508	6.9
Other currencies less than 5% of total net assets	4,388,223	21.6
Total Equities	$17,465,392	85.8

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2014, for federal income tax purposes, the cost of investments was $18,808,618 and net unrealized appreciation (depreciation) was $1,125,698 consisting of gross unrealized appreciation of $3,016,546 and gross unrealized depreciation of $1,890,848.

  At December 31, 2014, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
USD	ZAR	7,027,140	$600,000	1/15/15	$(6,479)

  The counterparty for all forward foreign currency exchange contracts is Morgan Stanley.

USD = United States Dollar

ZAR = South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments and derivatives categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.
8

Wanger International Select 2014 Annual Report

Wanger International Select

Statement of Investments, December 31, 2014

The following table summarizes the inputs used, as of December 31, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$—	$7,471,617	$—	$7,471,617
Europe	—	5,065,879	—	5,065,879
Other Countries	1,558,756	2,517,873	—	4,076,629
Latin America	583,836	148,120	119,311	851,267
Total Equities	2,142,592	15,203,489	119,311	17,465,392
Total Short-Term Investments	2,106,181	—	—	2,106,181
Total Securities Lending Collateral	362,743	—	—	362,743
Total Investments	4,611,516	15,203,489	119,311	19,934,316
Unrealized Depreciation on:
Forward Foreign Currency Exchange Contracts	—	(6,479)	—	(6,479)
Total	$4,611,516	$15,197,010	$119,311	$19,927,837

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

  There were no transfers of financial assets between levels during the period.

The following table reconciles asset balances for the period ending December 31, 2014, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2014
Equities
Asia	$674,237	$(117,319)	$136,749	$—	$(693,667)	$—	$—	$—
Latin America	139,697	—	(20,386)	—	—	—	—	119,311
Options
Asia	64,830	—	(64,830)	—	—	—	—	—
	$878,764	$(117,319)	$51,533	$—	$(693,667)	$—	$—	$119,311

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2014, which were valued using significant unobservable inputs (Level 3), amounted to $(20,386).

Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at December 31, 2014	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities
Latin America	$119,311	Market comparable companies	Discount for lack of marketability	8	% to 23%

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.
9

Wanger International Select 2014 Annual Report

Wanger International Select

Portfolio Diversification December 31, 2014

At December 31, 2014, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
Information
Financial Processors	$1,283,417	6.3
Mobile Communications	565,416	2.8
Telephone & Data Services	529,455	2.6
Advertising	488,228	2.4
Internet Related	439,808	2.2
Satellite Broadcasting & Services	235,497	1.1
Business Software	222,117	1.1
	3,763,938	18.5
Finance
Insurance	2,092,546	10.3
Brokerage & Money Management	890,404	4.4
Banks	522,997	2.5
	3,505,947	17.2
Consumer Goods & Services
Nondurables	1,256,172	6.2
Food & Beverage	891,972	4.4
Other Durable Goods	811,039	4.0
Restaurants	224,313	1.1
	3,183,496	15.7
Industrial Goods & Services
Other Industrial Services	746,888	3.7
Outsourcing Services	688,055	3.4
Conglomerates	654,025	3.2
Industrial Materials & Specialty Chemicals	638,601	3.1
	2,727,569	13.4
	Value	Percentage of Net Assets
Other Industries
Real Estate	$2,326,177	11.4
	2,326,177	11.4
Energy & Minerals
Mining	1,120,876	5.5
Oil & Gas Producers	465,622	2.3
Agricultural Commodities	119,311	0.6
	1,705,809	8.4
Health Care
Medical Equipment & Devices	252,456	1.2
	252,456	1.2
Total Equities:	17,465,392	85.8
Short-Term Investments:	2,106,181	10.3
Securities Lending Collateral:	362,743	1.8
Total Investments:	19,934,316	97.9
Obligation to Return Collateral for Securities Loaned:	(362,743)	(1.8)
Cash and Other Assets Less Liabilities:	793,812	3.9
Net Assets:	$20,365,385	100.0%

See accompanying notes to financial statements.
10

Wanger International Select 2014 Annual Report

Statement of Assets and Liabilities
December 31, 2014

Assets:
Investments, at cost	$18,195,094
Investments, at value (including securities on loan of $344,276)	$19,934,316
Foreign currency (cost of $5)	6
Receivable for:
Investments sold on a delayed delivery basis	693,667
Fund shares sold	107,030
Securities lending income	130
Dividends	34,096
Interest	10,405
Foreign tax reclaims	11,873
Prepaid expenses	392
Total Assets	20,791,915
Liabilities:
Collateral on securities loaned	362,743
Unrealized depreciation on forward foreign currency exchange contracts	6,479
Payable for:
Investment advisory fee	524
Administration fee	28
Trustees' fees	9,137
Custody fee	2,954
Reports to shareholders	11,105
Chief compliance officer expenses	88
Other liabilities	33,472
Total Liabilities	426,530
Net Assets	$20,365,385
Composition of Net Assets:
Paid-in capital	$17,805,418
Overdistributed net investment income	(358,209)
Accumulated net realized gain	1,186,971
Net unrealized appreciation (depreciation) on:
Investments	1,739,222
Foreign currency translations	(1,538)
Forward foreign currency exchange contracts	(6,479)
Net Assets	$20,365,385
Fund Shares Outstanding	1,136,011
Net asset value, offering price and redemption price per share	$17.93

Statement of Operations
For the Year Ended December 31, 2014

Investment Income:
Dividends (net foreign taxes withheld of $73,736)	$584,505
Interest	10,501
Income from securities lending – net	5,500
Total Investment Income	600,506
Expenses:
Investment advisory fee	227,100
Transfer agent fees	168
Administration fee	12,080
Trustees' fees	3,929
Custody fees	16,580
Reports to shareholders	26,782
Audit fees	39,071
Legal fees	2,165
Chief compliance officer expenses	1,023
Commitment fee for line of credit (Note 5)	42
Other expenses	14,448
Total Expenses	343,388
Net Investment Income	257,118
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	1,432,817
Foreign currency translations	(12,926)
Forward foreign currency exchange contracts	31,269
Net realized gain	1,451,160
Net change in unrealized appreciation (depreciation) on:
Investments	(3,148,383)
Foreign currency translations	(1,653)
Forward foreign currency exchange contracts	(10,867)
Options	(64,830)
Net change in unrealized depreciation	(3,225,733)
Net realized and unrealized loss	(1,774,573)
Net Decrease in Net Assets from Operations	$(1,517,455)

See accompanying notes to financial statements.
11

Wanger International Select 2014 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income	$257,118	$260,434
Net realized gain (loss) on:
Investments	1,432,817	1,722,334
Foreign currency translations	(12,926)	(1,571)
Forward foreign currency exchange contracts	31,269	98,992
Net change in unrealized appreciation (depreciation) on:
Investments	(3,148,383)	1,069,705
Foreign currency translations	(1,653)	397
Forward foreign currency exchange contracts	(10,867)	33,211
Options	(64,830)	64,830
Net Increase (Decrease) in Net Assets from Operations	(1,517,455)	3,248,332
Distributions to Shareholders From:
Net investment income	(328,166)	(1,451,610)
Net realized gains	(1,083,089)	(876,210)
Total Distributions to Shareholders	(1,411,255)	(2,327,820)
Share Transactions:
Subscriptions	2,223,810	1,509,200
Distributions reinvested	1,411,255	2,327,820
Redemptions	(5,267,340)	(4,650,985)
Net Decrease from Share Transactions	(1,632,275)	(813,965)
Increase from regulatory settlements	3,626	—
Total Increase (Decrease) in Net Assets	(4,557,359)	106,547
Net Assets:
Beginning of period	24,922,744	24,816,197
End of period	$20,365,385	$24,922,744
Overdistributed net investment income	$(358,209)	$(539,656)

See accompanying notes to financial statements.
12

Wanger International Select 2014 Annual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Period	$20.45		$19.83		$16.44		$18.57		$15.42
Income from Investment Operations:
Net investment income	0.22		0.21		0.29		0.14		0.09
Net realized and unrealized gain (loss)	(1.51)		2.37		3.32		(1.99)		3.28
Total from Investment Operations	(1.29)		2.58		3.61		(1.85)		3.37
Less Distributions to Shareholders:
Net investment income	(0.29)		(1.22)		(0.22)		(0.28)		(0.22)
Net realized gains	(0.94)		(0.74)		—		—		—
Total Distributions to Shareholders	(1.23)		(1.96)		(0.22)		(0.28)		(0.22)
Increase from regulatory settlements	0.00	(a)	—		—		—		—
Net Asset Value, End of Period	$17.93		$20.45		$19.83		$16.44		$18.57
Total Return	(6.96	)%(b)	14.04	%(c)	22.00%		(10.11	)%(c)	22.09%
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (d)	1.42%		1.51%		1.43%		1.45%		1.38%
Total net expenses (d)	1.42%		1.45%		1.42	%(e)	1.40	%(e)	1.38	%(e)
Net investment income	1.06%		1.05%		1.57%		0.77%		0.57%
Portfolio turnover rate	61%		74%		58%		44%		37%
Net assets, end of period (000s)	$20,365		$24,923		$24,816		$24,019		$31,669

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(c)  Had the investment manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
13

Wanger International Select 2014 Annual Report

Notes to Financial Statements

1. Nature of Operations

Wanger International Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange traded funds are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Derivative instruments

The Fund invests in forward foreign currency exchange contracts on a very limited basis, as detailed below. Forward foreign currency exchange contracts are derivative instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, in this case, currencies. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statements of Assets and Liabilities.

The Fund held a put option in 2014, which was acquired through a transaction between the Fund and PT Rajawali Corpora (Indonesia), in connection with the delisting of the shares of Archipelago Resources in 2013. A put option is often held to decrease exposure to an underlying stock. However, in this case, the put option related to the proposed restructuring of Archipelago Resources and provided the Fund with the ability to sell its shares back to PT Rajawali Corpora (Indonesia) at an agreed upon price or to convert the shares held in Archipelago Resources into shares of the newly restructured company based upon the terms of the put option agreement between the Fund and PT Rajawali Corpora (Indonesia). During 2014, the Fund opted to exercise the put option and sell its shares back to PT Rajawali Corpora (Indonesia) with the exercise delivery expected in the first quarter of 2015. The proceeds from the exercising of the put option are included in "Receivable for Investments sold on a delayed delivery basis" on the Statement of Assets and Liabilities.

Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities. These instruments may be used for other purposes in the future. The Fund's use of forward foreign currency exchange contracts was not material to the net assets of the Fund.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contracts is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

14

Wanger International Select 2014 Annual Report

Notes to Financial Statements, continued

Offsetting of Derivative Assets and Derivative Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2014:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Liabilities	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Pledged	Securities Collateral Pledged	Net Amount (b)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	$6,479	$—	$6,479	$—	$—	$—	$6,479

(a)   Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)   Represents the net amount due to counterparties in the event of default.

Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Statement of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	$6,479

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange risk	$31,269

Change in Unrealized Appreciation (Depreciation) on Derivatives
Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Options	Total
Equity risk	$—	$(64,830)	$(64,830)
Foreign exchange risk	(10,867)	—	(10,867)
Total	$(10,867)	$(64,830)	$(75,697)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivate Instrument	Average market value*
Options contract	$19,401
Derivate Instrument	Average unrealized appreciation*	Average unrealized depreciation*
Forward foreign currency exchange contracts	$3,619	$(5,965)

*  Based on ending quarterly outstanding amounts for the year ended December 31, 2014.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund may receive distributions from holdings in exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital may be made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for ETFs and RICs.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

15

Wanger International Select 2014 Annual Report

Notes to Financial Statements, continued

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash

Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2014, is included in the Statement of Operations.

Offsetting of Financial Assets

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of December 31, 2014:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received	Securities Collateral Received	Net Amount (b)
Securities Loaned	$344,276	$—	$344,276	$—	$344,276	$—	$—

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the accounting for transactions accounted for as secured borrowings and expands disclosure requirements related to securities lending and similar transactions. The disclosure requirements are effective for interim and annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2014, permanent book and tax basis differences resulting primarily from foreign currency transactions and passive foreign investment company (PFIC) holdings were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$252,495	$(252,495)	$0

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	December 31, 2014	December 31, 2013
Ordinary Income *	$328,166	$1,451,610
Long-Term Capital Gains	1,083,089	876,210

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

16

Wanger International Select 2014 Annual Report

Notes to Financial Statements, continued

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$197,886	$1,246,910	$1,125,698

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4. Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.89%

For the year ended December 31, 2014, the effective investment advisory fee rate was 0.94% of the Fund's average daily net assets.

Through April 30, 2015, CWAM has contractually agreed to bear a portion of the Fund's expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.45% of the Fund's average daily net assets. For the year ended December 31, 2014, the Fund was not reimbursed any expenses by CWAM.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2014, the effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

For the year ended December 31, 2014, the Fund engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 were $211,900.

5. Borrowing Arrangements

During the year ended December 31, 2014, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million. The credit facility was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of "Commitment fee for line of credit" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations each July at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund under the line of credit during the year ended December 31, 2014.

6. Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Shares sold	109,349	76,127
Shares issued in reinvestment of dividend distributions	69,611	124,831
Less shares redeemed	(261,572)	(233,547)
Net decrease in shares outstanding	(82,612)	(32,589)

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2014, were $13,690,809 and $17,851,147, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

17

Wanger International Select 2014 Annual Report

Notes to Financial Statements, continued

8. Regulatory Settlements

During the year ended December 31, 2014, the Fund received $3,626 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

9. Shareholder Concentration

At December 31, 2014, two unaffiliated shareholder accounts owned an aggregate of 100.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

11. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

18

Wanger International Select 2014 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International Select:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International Select (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2015

19

Wanger International Select 2014 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2014 and additional tax attributes for the fiscal year ended December 31, 2013.

Tax Designations	2014	2013
Dividends Received Deduction	0.84%	—
Capital Gain Dividend	$1,315,550	—
Foreign Taxes Paid	$49,628	$12,174
Foreign Taxes Paid Per Share	$0.04	$0.01
Foreign Source Income	$651,607	—
Foreign Source Income Per Share	$0.57	—

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit/ These taxes, and the corresponding foreign source income, are provided.

20

Wanger International Select 2014 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position Held with the Wanger Advisors Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (1)
Laura M. Born, 49, Trustee and Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business; Managing Director — Investment Banking, J.P. Morgan Chase & Co. (broker-dealer), 2002 – 2007.	12	Columbia Acorn Trust.
Maureen M. Culhane, 66, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005 – 2007; Vice President (Consultant) — Strategic Relationship Management, Goldman, Sachs & Co., 1999 – 2005.	12	Columbia Acorn Trust.
Margaret M. Eisen, 61, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003 – 2013; Managing Director, CFA Institute, 2005 – 2008.	12	Columbia Acorn Trust; Burnham Investors Trust.
Thomas M. Goldstein, 55, Trustee	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011 – 2014; Founding Partner, The GRG Group LLC, 2009 – 2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007 – 2009.	12	Columbia Acorn Trust; Federal Home Loan Bank — Chicago; Federal Home Loan Mortgage Corporation.
John C. Heaton, 55, Trustee	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since 2000.	12	Columbia Acorn Trust.
Steven N. Kaplan, 55, Trustee and Vice Chair	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1988.	12	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).
David J. Rudis, 61, Trustee	2010	Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007 – 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 – 2007.	12	Columbia Acorn Trust.
David B. Small, 58, Trustee (2)	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Columbia Acorn Trust.

21

Wanger International Select 2014 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position Held with the Wanger Advisors Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Wanger Advisors Trust
Trustees who are interested persons of Wanger Advisors Trust:
Charles P. McQuaid, 61, Trustee and Vice President (3)	1992	Portfolio manager and/or analyst, CWAM or its predecessors since 1978; Vice President of Columbia Acorn Trust and Wanger Advisors Trust since April 2014; formerly, President and Chief Investment Officer, CWAM or its predecessors, October 2003 – March 2014, and President of Columbia Acorn Trust and Wanger Advisors Trust, October 2003 – March 2014.	12	Columbia Acorn Trust.
Ralph Wanger, 80, Trustee Emeritus (4)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Columbia Acorn Trust.
Officers of Columbia Acorn Trust:
Robert A. Chalupnik, 49, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2000; Vice President Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A
Michael G. Clarke, 45, Assistant Treasurer	2004

Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; Senior officer, Columbia Funds and affiliated funds since 2002.

			N/A	N/A
Joseph F. DiMaria, 46, Assistant Treasurer	2010	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 – April 2010.	N/A	N/A
William J. Doyle, 50, Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2006; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.	N/A	N/A
P. Zachary Egan, 46, President	2014

President and International Chief Investment Officer, CWAM since April 2014; portfolio manager and/or analyst, CWAM or its predecessors since 1999; formerly, Director of International Research, CWAM December 2004 – March 2014, and Vice President, Columbia Acorn Trust, 2003 – 2014, and Wanger Advisors Trust, 2007 – 2014.

			N/A	N/A
David L. Frank, 51, Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.	N/A	N/A
Fritz Kaegi, 43, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A
John M. Kunka, 44, Treasurer	2006

Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Director of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006 – 2014.

			N/A	N/A
Stephen Kusmierczak, 47, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A

22

Wanger International Select 2014 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position Held with the Wanger Advisors Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Wanger Advisors Trust
Joseph C. LaPalm, 45, Vice President	2006	Chief Compliance Officer, CWAM since 2005.	N/A	N/A
Charles P. McQuaid, 61, Vice President	1992

Portfolio manager and/or analyst, CWAM or its predecessors since 1978; Vice President of Columbia Acorn Trust and Wanger Advisors Trust since April 2014; formerly, President and Chief Investment Officer, CWAM or its predecessors, October 2003 – March 2014, and President of Columbia Acorn Trust and Wanger Advisors Trust, October 2003 – March 2014.

			N/A	N/A
Louis J. Mendes III, 50, Vice President	2003	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	N/A	N/A
Robert A. Mohn, 53, Vice President	1997

Domestic Chief Investment Officer, CWAM since April 2014; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 1997; portfolio manager and/or analyst, CWAM or its predecessors since 1992; formerly, Director of Domestic Research, CWAM or its predecessors, March 2004 – March 2014. Mr. Mohn served as Principal Executive Officer of the Funds during Mr. McQuaid's sabbatical from January 14 through March 31, 2011.

			N/A	N/A
Christopher J. Olson, 50, Vice President	2001	Portfolio manager and/or analyst, CWAM or its predecessors since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.	N/A	N/A
Christopher O. Petersen, 44, Assistant Secretary	2010

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 – December 2014 and Vice President and Group Counsel or Counsel, 2004 – 2010); officer, Columbia Funds and affiliated funds since 2007.

			N/A	N/A
Scott R. Plummer, 55, Assistant Secretary	2010

Senior Vice President, Assistant General Counsel and Head of Global Asset Management, Ameriprise Financial, Inc. since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, January 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005 (previously, Chief Legal Officer, Columbia Management Investment Advisers, LLC, June 2005 – January 2015); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds 2006 – 2014.

			N/A	N/A
Robert P. Scales, 62, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	N/A	N/A
Andreas Waldburg-Wolfegg, 49, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A

23

Wanger International Select 2014 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position Held with the Wanger Advisors Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Wanger Advisors Trust
Linda Roth-Wiszowaty, 45, Secretary	2006	Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006 – 2014; Business support analyst, CWAM since April 2007.	N/A	N/A

*  Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of The Acorn Fund Inc., the predecessor to Columbia Acorn Trust.

(1)  In addition to the trustees listed below, the Board appointed Charles R. Phillips as a trustee effective January 1, 2015.

(2)  Mr. Small resigned from the Board effective December 31, 2014.

(3)  Mr. McQuaid is an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, because he is an officer of the Trust and an employee of CWAM.

(4)  As permitted under the Trust's Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

24

Wanger International Select 2014 Annual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Maureen M. Culhane
Margaret M. Eisen
Thomas M. Goldstein
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small*
Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan
President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

William J. Doyle
Vice President

David L. Frank
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Treasurer and Principal
Financial and
Accounting Officer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Charles P. McQuaid
Vice President

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

*  Mr. Small resigned from the Board effective December 31, 2014.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Columbia Wanger Funds

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1451 F (2/15) 1120800

Wanger Select

2014 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger Select

  2014 Annual Report

1	Understanding Your Expenses
2	Communications Satellites: Past and Present
4	Performance Review
6	Statement of Investments
11	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Federal Income Tax Information (Unaudited)
19	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of December 31, 2014, CWAM managed $32 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by CWAM.

Investors should carefully consider investment objectives, risks, charges and expenses before investing. For variable fund and variable contract prospectuses, which contain this and other important information, investors should contact their financial advisor or insurance representative. Read the prospectus carefully before investing.

The views expressed in "Communications Satellites: Past and Present" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

A Comment on Trading Volumes

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Fund. This is particularly so because the Fund focuses on small- and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate the Fund's exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

Wanger Select 2014 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2014 - December 31, 2014

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger Select	1,000.00	1,000.00	1,017.00	1,020.52	4.73	4.74	0.93

* Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

1

Wanger Select 2014 Annual Report

Communications Satellites: Past and Present

The Soviet Union launched Sputnik, mankind's first satellite, in October 1957. This 184-pound satellite was a 23-inch sphere with four antennas. It transmitted a "beep beep" signal over ham radio frequencies accessible by many around the globe, and its surface was polished so it was visible as it orbited the Earth.1 Sputnik was a propaganda tool that woke up the world.

Prior to the launch of Sputnik, satellites had been theorized for a long time. In the 17th century, Sir Isaac Newton developed his theory of gravitation. In it he stated that a projectile launched at the correct angle at a speed of 17,000 miles per hour would orbit the Earth.2 In 1945, science fiction writer Arthur C. Clarke introduced the concept of geostationary orbit: a satellite orbiting above the Earth's equator at an altitude of about 22,200 miles would remain over the same position, appearing stationary to people on Earth. Clarke thought that within 50 years, there could be three equally spaced geostationary satellites communicating to virtually the whole planet.3

The United States launched its first satellite, Explorer 1, in January 1958. This satellite discovered the Van Allen radiation belts around Earth. In December 1958, the United States launched its first communications satellite, SCORE, which broadcast a tape-recorded holiday message from President Eisenhower.4

Many experiments and innovations in satellites followed. Perhaps the oddest was Echo-1, which inflated into a 100-foot diameter sphere coated in aluminum, enabling it to reflect radio waves.5 This passive communications satellite reflected about one ten-millionth of originating signal sent toward it.6

Telstar-1, launched in 1962, provided the first live TV broadcast from space, as well as the first phone conversation transmitted by satellite. Rather than being a passive reflector like Echo-1, Telstar-1 had an active transponder that received, amplified and re-sent signals. It could communicate a total of one black and white TV channel along with 600 telephone conversations.7

The first satellites achieved low or medium Earth orbits, far below Arthur C. Clarke's geostationary orbit, and transmitted at low power. As a result, ground antennas needed to be huge, initially 100 feet wide,8 and had to rotate in order to remain pointed at a moving satellite.9 Furthermore, such satellites were in view of the ground antennas for short periods of time; a low Earth orbit satellite 500 miles up is in touch for 12 minutes per orbit, while a medium Earth satellite 5,000 miles up is in view for 30 minutes.10

The first successful geostationary communications satellite, Syncom 3, launched in August 196411 and was stationed over the Pacific Ocean.12 As planned, it remained in constant contact with fixed-position Earth stations within its coverage area. Also, since geostationary satellites are rarely in Earth's shadow, it was primarily powered by solar cells.13 But with a transmitter output of two watts,14 large Earth stations were needed to communicate with it. Other geostationary satellites followed shortly thereafter. In July 1969, Intelsat, a leading provider of satellite services worldwide, had three geostationary satellites covering nearly the entire Earth, fulfilling Clarke's concept some 25 years earlier than he had imagined.

Early communications satellites, continuing to transmit just one TV channel each,15 enabled much of the world to witness milestone events, which in turn drove demand for more communications satellites. Syncom satellites carried the 1964 Tokyo Olympics, while Intelsat allowed much of the world to witness Neil Armstrong walking on the moon.16 Nearly a billion people worldwide watched the 1972 Summer Olympics held in Munich, Germany.

Additional and more powerful communications satellites were launched shortly thereafter, along with improved and less expensive 16- to 33-foot ground antennas. New businesses were created and existing business models were altered. WESTAR I launched in April 1974 and provided fledgling cable TV programmer Home Box Office the opportunity to broadcast live Muhammad Ali's "Thrilla in Manila" fight in 1975.

When entrepreneur Ted Turner learned that he could broadcast his Atlanta WTCG TV station via satellite everywhere in the country, he signed a million-dollar-a-year contract to do so, and in 1976 reached homes in over 27 states via local cable television (CATV) systems.17 Turner subsequently launched CNN in 1980, creating the first 24-hour news channel. Numerous other CATV channels followed. Satellites enabled cable TV operators to offer additional content, which eventually ended the dominance of the three major U.S. television networks.

As demand for satellite communications rose, the International Telecommunications Union awarded additional radio bandwidth and orbital slots to industry participants. Current communications satellites have far better circuitry, software and solar power, along with innovations such as spot beams, data compression algorithms and fuel-saving electrical propulsion systems. Rather than being simple "bent pipe" mechanisms receiving and transmitting the same signal, today's satellites enhance signals and allocate bandwidth more efficiently.

New satellites continue to be larger, and are broadcasting at higher power and at higher frequencies. Early "C-band" satellite TV signals were transmitted at 10 to 17 watts, while current "Ku-band" satellite TV signals are transmitted at 100 to 200 watts.18 Higher power and higher frequencies, coupled with improved electronics, facilitate still smaller and cheaper ground station equipment. Neiman Marcus offered a 20-foot satellite TV dish in 1979 for $36,500,19 capable of receiving only HBO; today, direct-to-home receivers cost below $100 and can receive hundreds of channels using dishes as small as 18 inches across.20

Satellite technology has extended beyond broadcasting TV signals. The Global Positioning System (GPS) was introduced by the U.S. military

2

Wanger Select 2014 Annual Report

in 1978, currently consists of 24 satellites in orbit,21 and has been made available for civilian use.22 These satellites transmit precise time signals along with their exact positions. A GPS receiver measures the range from three or four satellites and uses simultaneous equations to calculate its position. Vehicle and handheld GPS navigation systems combine position information with map data, and then provide locations and directions to users. It seems that the smallest satellite receivers may currently be GPS wristwatches!

Internet connection for fixed locations in densely populated areas is dominated by cable, telephone and cell phone service providers. Satellite data cannot compete economically with these technologies, where they are available. However, satellites provide data and Internet access elsewhere, such as in remote areas, on the oceans and in airplanes. These applications have also benefited from improved satellite technology. For example, satellite data speeds have hit 30 megabits per second per aircraft, up 70-fold from prior generation satellite equipment.23

The next generation high-throughput satellites, utilizing even higher power and more frequencies, and providing more spot beams, are launching through 2017. Combined, these satellites will increase bandwidth in the sky by a factor of eight to ten,24 and promise to deliver more data, more quickly, to ever more users.

As much as satellite technology has changed the world, investments in satellite companies have had mixed results. We have tended to shy away from start-up satellite companies that needed to make large up-front investments before earning highly uncertain revenues. That bias proved correct long ago when satellite phone provider Iridium filed for bankruptcy shortly after launch, citing initial subscriber counts dramatically lower than expected.

Instead, we opted to invest either downstream from satellite technology or in proven satellite service providers. Long ago, our domestic Funds benefited substantially from investments in cable TV channel companies and, more recently, a company providing mapping data. The Funds currently have investments in a company utilizing GPS signals for engineering and construction. Our international Funds have benefited from satellite service providers possessing visible revenue streams within a more consolidated industry.

Charles P. McQuaid

Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Virgil S. Labrador and Peter I. Galace, Heavens Fill with Commerce: A Brief History of the Communications Satellite Industry (Sonoma, California, SATNEWS PUBLISHERS, 2005), p. 23.

2  Ibid., p. 15.

3  Ibid., p. 21.

4  Ibid., p. 36.

5  Ibid., p. 39.

6  Steve Ford, The ARRL Satellite Handbook (ARRL, The National Association for Amateur Radio, 2008-2013), appendix B, p. 5.

7  Labrador, op. cit., p. 42.

8  Bruce Elbert, The Satellite Communication Ground Segment and Earth Station Handbook, Second Edition (Norwood, Massachusetts, Artech House, 2014) p. 10.

9  Labrador, op. cit., p. 43.

10  Elbert, op. cit., p. 77.

11  Labrador, op. cit., p. 46.

12  NASA Technical Report, R-252, Syncom Engineering Report, Volume II, By Syncom Projects Office, Goddard Space Flight Center, Greenbelt, Maryland, April 1967, p. 3.

13  Ibid., p. 10.

14  Ibid., p. 8.

15  Labrador, op. cit., p. 115.

16  Ibid., p. 58.

17  Ibid., p. 119.

18  Ibid., p. 133.

19  Ray B. Browne and Pat Browne, The Guide to United States Popular Culture (Madison, Wisconsin, Popular Press 3, 2001), p. 706.

20  Elbert, op. cit., p. 304.

21  Madhavendra Richharia, Mobile Satellite Communications: Principles and Trends, Second Edition (West Sussex, United Kingdom, John Wiley & Sons, Ltd, 2014), p. 30.

22  Ford, op. cit., p. 5-14.

23  First Edition, The Anatomy of Inflight Connectivity: An Inside Look at What it Takes to Bring Connectivity to Aircraft Around the World (Gogo LLC, an aero-communications service provider, 2014), p. 41.

24  Anne Wainscott-Sargent, "Ground Players Tackle Bandwidth Optimization in an HTS World," Via Satellite, January 2015, p. 16.

3

Wanger Select 2014 Annual Report

Performance Review Wanger Select

Robert A. Chalupnik
Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

For the annual period ended December 31, 2014, Wanger Select gained 3.17% versus a 9.77% gain of its primary benchmark, the S&P MidCap 400 Index. Energy holdings were the largest detractor from performance for the year. Our energy strategy includes holding a basket of small exploration and production companies, many of which have operations outside of the United States in areas that the large-cap energy companies have mostly ignored. Unfortunately, the recent decline in oil prices caused investors to flee this space and the Fund's energy holdings were hit particularly hard. Fund energy stocks and energy-exposed industrial holdings accounted for over half the Fund's underperformance for the year.

Looking at what helped performance during the annual period, F5 Networks, a provider of Internet traffic management equipment, gained 43%. F5 has had success with its network security offering and gained market share as Cisco exited the market. Post Properties, a real estate investment trust (REIT) focused on multifamily properties, ended the year up 35% on general strength in the REIT market. Amphenol, an electronic connector manufacturer, gained 22% for the year. Amphenol has benefited from an advanced sensor acquisition made in late 2013, which opened up a new market for the company.

Other top contributors for the period included Mettler-Toledo International, a manufacturer of laboratory equipment, which ended the year up 25%. The company enjoyed accelerated growth in both laboratory and industrial products due to market share gains. Blackhawk Network, a third-party distributor of prepaid content like gift cards, gained 55% during the year on solid financial results and on its acquisition of Parago, a provider of global incentive solutions.

As noted above, the Fund's main detractors were largely energy names or industrials with significant exposure to the energy sector. The Fund's energy investment averaged 5.2% of Fund assets for the year, in line with the energy weight of the benchmark. Canacol, an oil producer in South America, saw its stock drop 68% for the year. ShaMaran Petroleum, an oil producer and explorer operating in Kurdistan, ended the year down 78%. Consumable cutting tools manufacturer Kennametal is classified as an industrial stock but has exposure to both coal mining and oil and gas well drilling. Its stock fell 30% for the period.

During the second half of the year, we sold out of seven stocks and added five new names to the portfolio. Looking at several of these changes, budget hotel brand Choice Hotels was sold when its stock met our price target. We also exited the Fund's position in Antero Resources, an oil and gas producer in the Utica and Marcellus shale, to swap into Core Labs, an oil and gas reservoir consulting company. Three of the additions were biotech-related companies. VWR is a distributor of lab supplies with leading market share in Europe and a number two market-share position in the United States. We believe the company should benefit from accelerating spending by well-funded biopharmaceutical companies. Intercept Pharmaceuticals is a biotech firm developing drugs for several diseases. In public clinical trials, its lead drug, OCA, has shown strong efficacy in a liver disease known as NASH, which has no approved treatment. Synageva BioPharma, a biotech focused on orphan diseases, has an experienced management team and strong pricing power because the drugs it has in development generally have little to no competition.

At the writing of this report, oil prices were just below $50 per barrel versus the $100 mark where they hovered for most of the past five years. Certainly the additional supply of oil from U.S. shale formations is a major contributor to the price decline, but weaker economies in Europe and China are also a factor. Fortunately, the U.S. economy continues to be relatively strong. We remain bullish on the prospects for U.S. mid-cap companies.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/14

Amphenol	4.4%
Mettler-Toledo International	3.9
F5 Networks	3.7
Post Properties	3.1
Synageva BioPharma	1.9
Blackhawk Network	1.7
Kennametal	1.4
VWR	1.2
Canacol	0.5
Core Labs	0.5
Intercept Pharmaceuticals	0.4
ShaMaran Petroleum	0.3

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

4

Wanger Select 2014 Annual Report

Growth of a $10,000 Investment in Wanger Select
February 1, 1999 (inception date) through December 31, 2014

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiamanagement.com.

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through December 31, 2014, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/14

1. Ametek Aerospace/Industrial Instruments	6.0%
2. Donaldson Industrial Air Filtration	4.4
3. Amphenol Electronic Conductors	4.4
4. Mettler-Toledo International Laboratory Equipment	3.9
5. SEI Investments Mutual Fund Administration & Investment Management	3.8
6. WNS – ADR (India) Offshore Business Process Outsourcing Services	3.8
7. F5 Networks Internet Traffic Management Equipment	3.7
8. LKQ Alternative Auto Parts Distribution	3.3
9. Nordson Dispensing Systems for Adhesives & Coatings	3.2
10. Post Properties Multifamily Properties	3.1

Top 5 Industries

As a percentage of net assets, as of 12/31/14

Industrial Goods & Services	26.4%
Information	24.4
Consumer Goods & Services	14.3
Finance	14.0
Health Care	7.6

Results as of December 31, 2014

	4th quarter*	1 year	5 years	10 years
Wanger Select	3.19%	3.17%	11.37%	7.70%
S&P MidCap 400 Index**	6.35	9.77	16.54	9.71
S&P 500 Index	4.93	13.69	15.45	7.67

*Not annualized.

**The Fund's primary benchmark.

NAV as of 12/31/14: $32.99

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 0.93% is stated as of the Fund's prospectus dated May 1, 2014, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 Index tracks the performance of 500 widely-held large capitalization U.S. stocks. Although the Fund typically invests in companies with market caps under $20 billion at the time of investment, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger Select 2014 Annual Report

Wanger Select

Statement of Investments, December 31, 2014

Number of Shares		Value
	Equities – 97.3%
	Industrial Goods & Services – 26.4%
	Machinery – 17.7%
220,000	Ametek Aerospace/Industrial Instruments	$11,578,600
220,000	Donaldson Industrial Air Filtration	8,498,600
79,000	Nordson Dispensing Systems for Adhesives & Coatings	6,158,840
49,000	Pall Life Science, Water & Industrial Filtration	4,959,290
76,000	Kennametal Consumable Cutting Tools	2,720,040
		33,915,370
	Other Industrial Services – 3.3%
226,000	LKQ (a) Alternative Auto Parts Distribution	6,355,120
	Industrial Distribution – 3.1%
51,000	Airgas Industrial Gas Distributor	5,874,180
	Outsourcing Services – 2.3%
155,000	Quanta Services (a) Electrical Transmission & Pipeline Contracting Services	4,400,450
	Total Industrial Goods & Services	50,545,120
	Information – 24.4%
	Instrumentation – 5.9%
24,500	Mettler-Toledo International (a) Laboratory Equipment	7,410,270
148,000	Trimble Navigation (a) GPS-based Instruments	3,927,920
		11,338,190
	Computer Hardware & Related Equipment – 4.4%
156,000	Amphenol Electronic Connectors	8,394,360
	Computer Services – 3.8%
348,551	WNS–ADR (India) (a) Offshore Business Process Outsourcing Services	7,201,064
Number of Shares		Value
	Business Software – 3.7%
55,000	Ansys (a) Simulation Software for Engineers & Designers	$4,510,000
70,000	Informatica (a) Enterprise Data Integration Software	2,669,450
		7,179,450
	Telecommunications Equipment – 3.7%
54,000	F5 Networks (a) Internet Traffic Management Equipment	7,045,110
	Mobile Communications – 1.3%
23,000	SBA Communications (a) Communications Towers	2,547,480
	Internet Related – 0.9%
475,000	Vonage (a) Business & Consumer Internet Telephony	1,809,750
	Semiconductors & Related Equipment – 0.7%
155,000	Atmel (a) Microcontrollers, Radio Frequency & Memory Semiconductors	1,301,225
	Total Information	46,816,629
	Consumer Goods & Services – 14.3%
	Retail – 6.0%
125,000	The Fresh Market (a) (b) Specialty Food Retailer	5,150,000
32,000	ULTA (a) Specialty Beauty Product Retailer	4,090,880
25,761	Casey's General Stores Owner/Operator of Convenience Stores	2,326,734
		11,567,614
	Travel – 3.4%
60,000	Vail Resorts Ski Resort Operator & Developer	5,467,800
39,000	Hertz (a) U.S. Rental Car Operator	972,660
		6,440,460

See accompanying notes to financial statements.
6

Wanger Select 2014 Annual Report

Wanger Select

Statement of Investments, December 31, 2014

Number of Shares		Value
	Other Consumer Services – 1.7%
86,000	Blackhawk Network (a) Third-party Distributer of Prepaid Content, Mostly Gift Cards	$3,241,340
	Apparel – 1.6%
24,000	PVH Apparel Wholesaler & Retailer	3,076,080
	Consumer Goods Distribution – 1.6%
39,000	United Natural Foods (a) Distributor of Natural/Organic Foods to Grocery Stores	3,015,675
	Food & Beverage – %
307,000	GLG Life Tech (Canada) (a) Producer of an All-natural Sweetener Extracted from the Stevia Plant	84,558
	Total Consumer Goods & Services	27,425,727
	Finance – 14.0%
	Banks – 4.3%
59,000	City National Bank & Asset Manager	4,767,790
185,000	Associated Banc-Corp Midwest Bank	3,446,550
		8,214,340
	Brokerage & Money Management – 3.7%
180,000	SEI Investments Mutual Fund Administration & Investment Management	7,207,200
	Credit Cards – 3.1%
90,000	Discover Financial Services Credit Card Company	5,894,100
	Insurance – 2.9%
320,000	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	5,510,400
	Total Finance	26,826,040
Number of Shares		Value
	Health Care – 7.6%
	Medical Supplies – 4.6%
90,500	Cepheid (a) Molecular Diagnostics	$4,899,670
90,000	VWR (a) (b) Distributor of Lab Supplies	2,328,300
12,000	Henry Schein (a) Large Distributor of Dental, Vet & Medical Products	1,633,800
		8,861,770
	Biotechnology & Drug Delivery – 3.0%
39,000	Synageva BioPharma (a) (b) Biotech Focused on Orphan Diseases	3,618,810
40,000	Seattle Genetics (a) (b) Antibody-based Therapies for Cancer	1,285,200
5,000	Intercept Pharmaceuticals (a) (b) Biotech Developing Drugs for Several Diseases	780,000
		5,684,010
	Total Health Care	14,545,780
	Other Industries – 7.0%
	Real Estate – 7.0%
102,000	Post Properties Multifamily Properties	5,994,540
65,000	Extra Space Storage Self Storage Facilities	3,811,600
100,000	EdR Student Housing	3,659,000
		13,465,140
	Total Other Industries	13,465,140
	Energy & Minerals – 3.6%
	Agricultural Commodities – 1.2%
261,363	Union Agriculture Group (Uruguay) (a) (c) (d) Farmland Operator in Uruguay	2,386,244

See accompanying notes to financial statements.
7

Wanger Select 2014 Annual Report

Wanger Select

Statement of Investments, December 31, 2014

Number of Shares		Value
	Oil & Gas Producers – 1.2%
465,000	Canacol (Colombia) (a) (b) Oil Producer in South America	$992,598
6,008,500	ShaMaran Petroleum (Iraq) (a) Oil Exploration & Production in Kurdistan	568,889
3,600,000	Canadian Overseas Petroleum (Canada) (a) (d)	294,371
184,000	Canadian Overseas Petroleum (Canada) (a)	15,837
	Oil & Gas Exploration Offshore West Africa
4,575,000	Petromanas (Canada) (a) (b) Exploring for Oil in Albania	236,271
871,400	Petrodorado Energy (Colombia) (a) Oil & Gas Exploration & Production in Colombia, Peru & Paraguay	101,256
		2,209,222
	Oil Services – 0.6%
49,000	Rowan Contract Offshore Driller	1,142,680
	Mining – 0.5%
8,000	Core Labs (Netherlands) (b) Oil & Gas Reservoir Consulting	962,720
	Alternative Energy – 0.1%
220,000	Synthesis Energy Systems (China) (a) (b) Owner/Operator of Gasification Plants/Technology Licenses	208,340
	Total Energy & Minerals	6,909,206
Total Equities (Cost: $127,020,185) – 97.3%		186,533,642	(e)
Number of Shares		Value
Short-Term Investments – 2.6%
4,926,890	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	$4,926,890
Total Short-Term Investments (Cost: $4,926,890) – 2.6%		4,926,890
Securities Lending Collateral – 4.4%
8,507,405	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (f)	8,507,405
Total Securities Lending Collateral (Cost: $8,507,405) – 4.4%		8,507,405
Total Investments (Cost: $140,454,480) (g) – 104.3%		199,967,937
Obligation to Return Collateral for Securities Loaned – (4.4)%		(8,507,405)
Cash and Other Assets Less Liabilities – 0.1%		185,992
Net Assets – 100.0%		$191,646,524

  ADR  American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $8,314,188.

(c)  Illiquid security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At December 31, 2014, the market value of these securities amounted to $2,680,615, which represented 1.40% of total net assets. Additional information on these securities is as follows:

Acquisition Security	Shares/ Dates	Units	Cost	Value
Union Agriculture Group	12/8/10– 6/27/12	261,363	$2,999,999	$2,386,244
Canadian Overseas Petroleum	11/24/10	3,600,000	1,539,065	294,371
			$4,539,064	$2,680,615

See accompanying notes to financial statements.
8

Wanger Select 2014 Annual Report

Wanger Select

Statement of Investments, December 31, 2014

(e)  On December 31, 2014, the market value of foreign securities represented 6.81% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
India	$7,201,064	3.76
Uruguay	2,386,244	1.24
Colombia	1,093,854	0.57
Netherlands	962,720	0.50
Canada	631,037	0.33
Iraq	568,889	0.30
China	208,340	0.11
Total Foreign Portfolio	$13,052,148	6.81

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2014, for federal income tax purposes, the cost of investments was $140,686,108 and net unrealized appreciation was $59,281,829 consisting of gross unrealized appreciation of $71,138,048 and gross unrealized depreciation of $11,856,219.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of December 31, 2014, in valuing the Fund's assets:

Investment Type	Other Quoted Prices (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$50,545,120	$—	$—	$50,545,120
Information	46,816,629	—	—	46,816,629
Consumer Goods & Services	27,425,727	—	—	27,425,727
Finance	26,826,040	—	—	26,826,040
Health Care	14,545,780	—	—	14,545,780
Other Industries	13,465,140	—	—	13,465,140
Energy & Minerals	4,228,591	294,371	2,386,244	6,909,206
Total Equities	183,853,027	294,371	2,386,244	186,533,642
Total Short-Term Investments	4,926,890	—	—	4,926,890
Total Securities Lending Collateral	8,507,405	—	—	8,507,405
Total Investments	$197,287,322	$294,371	$2,386,244	$199,967,937

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.
9

Wanger Select 2014 Annual Report

Wanger Select

Statement of Investments, December 31, 2014

The following table reconciles asset balances for the period ending December 31, 2014, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2014
Equities
Energy & Minerals	$2,793,970	$—	$(407,726)	$—	$—	$—	$—	$2,386,244

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2014, which were valued using significant unobservable inputs (Level 3), amounted to $407,726.

Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at December 31, 2014	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Energy & Minerals	$2,386,244	Market comparable companies	Discount for lack of marketability	8	% to 23%

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.
10

Wanger Select  2014 Annual Report

Statement of Assets and Liabilities
December 31, 2014

Assets:
Investments, at cost	$140,454,480
Investments, at value (including securities on loan of $8,314,188)	$199,967,937
Receivable for:
Investments sold	749,704
Fund shares sold	7,743
Securities lending income	2,059
Dividends	145,780
Prepaid expenses	3,291
Total Assets	200,876,514
Liabilities:
Collateral on securities loaned	8,507,405
Payable for:
Fund shares redeemed	619,326
Investment advisory fee	4,252
Administration fee	266
Transfer agent fee	1
Trustees' fees	39,629
Custody fee	1,428
Reports to shareholders	20,675
Chief compliance officer expenses	731
Other liabilities	36,277
Total Liabilities	9,229,990
Net Assets	$191,646,524
Composition of Net Assets:
Paid-in capital	$86,177,132
Overdistributed net investment income	(39,494)
Accumulated net realized gain	45,995,429
Net unrealized appreciation (depreciation) on:
Investments	59,513,457
Net Assets	$191,646,524
Fund Shares Outstanding	5,810,041
Net asset value, offering price and redemption price per share	$32.99

Statement of Operations
For the Year Ended December 31, 2014

Investment Income:
Dividends (net foreign taxes withheld of $2,822)	$1,569,219
Income from securities lending – net	19,581
Total Investment Income	1,588,800
Expenses:
Investment advisory fee	1,757,272
Transfer agent fees	231
Administration fee	109,830
Trustees' fees	11,905
Custody fees	4,488
Reports to shareholders	60,652
Audit fees	33,369
Legal fees	19,199
Interest expense (Note 5)	1,554
Chief compliance officer expenses	9,342
Commitment fee for line of credit (Note 5)	324
Other expenses	25,275
Total Expenses	2,033,441
Net Investment Loss	(444,641)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	47,154,484
Foreign currency translations	(1,001)
Net realized gain	47,153,483
Net change in unrealized appreciation (depreciation) on:
Investments	(41,047,938)
Net change in unrealized depreciation	(41,047,938)
Net realized and unrealized gain	6,105,545
Net Increase in Net Assets from Operations	$5,660,904

See accompanying notes to financial statements.
11

Wanger Select  2014 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment loss	$(444,641)	$(368,225)
Net realized gain (loss) on:
Investments	47,154,484	28,096,712
Foreign currency translations	(1,001)	(1,321)
Net change in unrealized appreciation (depreciation) on:
Investments	(41,047,938)	45,647,821
Net Increase in Net Assets from Operations	5,660,904	73,374,987
Distributions to Shareholders From:
Net investment income	—	(705,314)
Net realized gains	(27,182,215)	(3,568,085)
Total Distributions to Shareholders	(27,182,215)	(4,273,399)
Share Transactions:
Subscriptions	3,027,845	6,139,599
Distributions reinvested	27,182,215	4,273,399
Redemptions	(74,952,830)	(56,758,691)
Net Decrease from Share Transactions	(44,742,770)	(46,345,693)
Total Increase (Decrease) in Net Assets	(66,264,081)	22,755,895
Net Assets:
Beginning of period	257,910,605	235,154,710
End of period	$191,646,524	$257,910,605
Overdistributed net investment income	$(39,494)	$(68,314)

See accompanying notes to financial statements.
12

Wanger Select 2014 Annual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2014		2013	2012		2011		2010
Net Asset Value, Beginning of Period	$36.41		$27.54	$23.35		$28.99		$23.05
Income from Investment Operations:
Net investment income (loss)	(0.07)		(0.05)	0.16		(0.06)		(0.09)
Net realized and unrealized gain (loss)	1.07		9.46	4.15		(4.99)		6.17
Total from Investment Operations	1.00		9.41	4.31		(5.05)		6.08
Less Distributions to Shareholders:
Net investment income	—		(0.09)	(0.12)		(0.59)		(0.14)
Net realized gains	(4.42)		(0.45)	—		—		—
Total Distributions to Shareholders	(4.42)		(0.54)	(0.12)		(0.59)		(0.14)
Net Asset Value, End of Period	$32.99		$36.41	$27.54		$23.35		$28.99
Total Return	3.17%		34.58%	18.46%		(17.68)%		26.57%
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (a)	0.93	%(b)	0.93%	0.92%		0.93%		0.93%
Total net expenses (a)	0.93	%(b)	0.93%	0.91	%(c)	0.93	%(c)	0.93	%(c)
Net investment income (loss)	(0.20)%		(0.15)%	0.60%		(0.24)%		(0.38)%
Portfolio turnover rate	18%		24%	20%		23%		30%
Net assets, end of period (000s)	$191,647		$257,911	$235,155		$242,543		$345,960

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
13

Wanger Select 2014 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services—Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange traded funds are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund may receive distributions from holdings in exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital may be made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for ETFs and RICs.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2014, is included in the Statement of Operations.

14

Wanger Select 2014 Annual Report

Notes to Financial Statements, continued

Offsetting of Financial Assets

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of December 31, 2014:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received	Securities Collateral Received	Net Amount (b)
Securities Loaned	$8,314,188	$—	$8,314,188	$—	$8,314,188	$—	$—

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)  Represents the net amount due from counterparties in the event of default.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the accounting for transactions accounted for as secured borrowings and expands disclosure requirements related to securities lending and similar transactions. The disclosure requirements are effective for interim and annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2014, permanent book and tax basis differences resulting primarily from net operating loss reclassification, foreign currency transactions and passive foreign investment company (PFIC) holdings were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$473,461	$183,523	$(656,984)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	December 31, 2014	December 31, 2013
Ordinary Income *	$—	$693,525
Long-Term Capital Gains	27,182,215	3,579,874

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$—	$46,227,057	$59,281,829

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and passive foreign investment company (PFIC) adjustments.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise

15

Wanger Select 2014 Annual Report

Notes to Financial Statements, continued

Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.80%
$500 million and over	0.78%

For the year ended December 31, 2014, the effective investment advisory fee rate was 0.80% of the Fund's average daily net assets.

Through April 30, 2015, CWAM has contractually agreed to bear a portion of the Fund's expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.35% of the Fund's average daily net assets. For the year ended December 31, 2014, the Fund was not reimbursed any expenses by CWAM.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2014, the effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

5.  Borrowing Arrangements

During the year ended December 31, 2014, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million. The credit facility was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of

"Commitment fee for line of credit" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations each July at then current market rates and terms.

The Fund borrowed under the line of credit for the period February 20, 2014 through February 23, 2014. The average daily loan balance outstanding during this period was $12,100,000 at a weighted average interest rate of 1.16%.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2014	Year Ended December 31, 2013
Shares sold	89,274	193,184
Shares issued in reinvestment of dividend distributions	852,642	140,711
Less shares redeemed	(2,214,780)	(1,790,102)
Net decrease in shares outstanding	(1,272,864)	(1,456,207)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2014, were $39,059,491 and $110,860,499, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

8.  Shareholder Concentration

At December 31, 2014, two unaffiliated shareholder accounts owned an aggregate of 91.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

16

Wanger Select 2014 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger Select:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger Select (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2015

17

Wanger Select 2014 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates the following tax attributes in the fiscal year ended December 31, 2014.

Tax Designations
Capital Gain Dividend	$48,569,928

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

18

Wanger Select 2014 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position Held with the Wanger Advisors Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (1)
Laura M. Born, 49, Trustee and Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business; Managing Director — Investment Banking, J.P. Morgan Chase & Co. (broker-dealer), 2002 – 2007.	12	Columbia Acorn Trust.
Maureen M. Culhane, 66, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005 – 2007; Vice President (Consultant) — Strategic Relationship Management, Goldman, Sachs & Co., 1999 – 2005.	12	Columbia Acorn Trust.
Margaret M. Eisen, 61, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003 – 2013; Managing Director, CFA Institute, 2005 – 2008.	12	Columbia Acorn Trust; Burnham Investors Trust.
Thomas M. Goldstein, 55, Trustee	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011 – 2014; Founding Partner, The GRG Group LLC, 2009 – 2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007 – 2009.	12	Columbia Acorn Trust; Federal Home Loan Bank — Chicago; Federal Home Loan Mortgage Corporation.
John C. Heaton, 55, Trustee	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since 2000.	12	Columbia Acorn Trust.
Steven N. Kaplan, 55, Trustee and Vice Chair	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1988.	12	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).
David J. Rudis, 61, Trustee	2010	Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007 – 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 – 2007.	12	Columbia Acorn Trust.
David B. Small, 58, Trustee (2)	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Columbia Acorn Trust.

19

Wanger Select 2014 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position Held with the Wanger Advisors Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Wanger Advisors Trust
Trustees who are interested persons of Wanger Advisors Trust:
Charles P. McQuaid, 61, Trustee and Vice President (3)	1992	Portfolio manager and/or analyst, CWAM or its predecessors since 1978; Vice President of Columbia Acorn Trust and Wanger Advisors Trust since April 2014; formerly, President and Chief Investment Officer, CWAM or its predecessors, October 2003 – March 2014, and President of Columbia Acorn Trust and Wanger Advisors Trust, October 2003 – March 2014.	12	Columbia Acorn Trust.
Ralph Wanger, 80, Trustee Emeritus (4)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Columbia Acorn Trust.
Officers of Columbia Acorn Trust:
Robert A. Chalupnik, 49, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2000; Vice President Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A
Michael G. Clarke, 45, Assistant Treasurer	2004

Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; Senior officer, Columbia Funds and affiliated funds since 2002.

			N/A	N/A
Joseph F. DiMaria, 46, Assistant Treasurer	2010	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 – April 2010.	N/A	N/A
William J. Doyle, 50, Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2006; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.	N/A	N/A
P. Zachary Egan, 46, President	2014

President and International Chief Investment Officer, CWAM since April 2014; portfolio manager and/or analyst, CWAM or its predecessors since 1999; formerly, Director of International Research, CWAM December 2004 – March 2014, and Vice President, Columbia Acorn Trust, 2003 – 2014, and Wanger Advisors Trust, 2007 – 2014.

			N/A	N/A
David L. Frank, 51, Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.	N/A	N/A
Fritz Kaegi, 43, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A
John M. Kunka, 44, Treasurer	2006

Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Director of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006 – 2014.

			N/A	N/A
Stephen Kusmierczak, 47, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A

20

Wanger Select 2014 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position Held with the Wanger Advisors Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Wanger Advisors Trust
Joseph C. LaPalm, 45, Vice President	2006	Chief Compliance Officer, CWAM since 2005.	N/A	N/A
Charles P. McQuaid, 61, Vice President	1992

Portfolio manager and/or analyst, CWAM or its predecessors since 1978; Vice President of Columbia Acorn Trust and Wanger Advisors Trust since April 2014; formerly, President and Chief Investment Officer, CWAM or its predecessors, October 2003 – March 2014, and President of Columbia Acorn Trust and Wanger Advisors Trust, October 2003 – March 2014.

			N/A	N/A
Louis J. Mendes III, 50, Vice President	2003	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	N/A	N/A
Robert A. Mohn, 53, Vice President	1997

Domestic Chief Investment Officer, CWAM since April 2014; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 1997; portfolio manager and/or analyst, CWAM or its predecessors since 1992; formerly, Director of Domestic Research, CWAM or its predecessors, March 2004 – March 2014. Mr. Mohn served as Principal Executive Officer of the Funds during Mr. McQuaid's sabbatical from January 14 through March 31, 2011.

			N/A	N/A
Christopher J. Olson, 50, Vice President	2001	Portfolio manager and/or analyst, CWAM or its predecessors since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.	N/A	N/A
Christopher O. Petersen, 44, Assistant Secretary	2010

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 – December 2014 and Vice President and Group Counsel or Counsel, 2004 – 2010); officer, Columbia Funds and affiliated funds since 2007.

			N/A	N/A
Scott R. Plummer, 55, Assistant Secretary	2010

Senior Vice President, Assistant General Counsel and Head of Global Asset Management, Ameriprise Financial, Inc. since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, January 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005 (previously, Chief Legal Officer, Columbia Management Investment Advisers, LLC, June 2005 – January 2015); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds 2006 – 2014.

			N/A	N/A
Robert P. Scales, 62, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	N/A	N/A
Andreas Waldburg-Wolfegg, 49, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A

21

Wanger Select 2014 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position Held with the Wanger Advisors Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Wanger Advisors Trust
Linda Roth-Wiszowaty, 45, Secretary	2006	Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006 – 2014; Business support analyst, CWAM since April 2007.	N/A	N/A

*  Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of The Acorn Fund Inc., the predecessor to Columbia Acorn Trust.

(1)  In addition to the trustees listed below, the Board appointed Charles R. Phillips as a trustee effective January 1, 2015.

(2)  Mr. Small resigned from the Board effective December 31, 2014.

(3)  Mr. McQuaid is an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, because he is an officer of the Trust and an employee of CWAM.

(4)  As permitted under the Trust's Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

22

Wanger Select 2014 Annual Report

This page intentionally left blank.

23

Wanger Select 2014 Annual Report

This page intentionally left blank.

24

Wanger Select 2014 Annual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Maureen M. Culhane
Margaret M. Eisen
Thomas M. Goldstein
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small*
Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan
President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

William J. Doyle
Vice President

David L. Frank
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Treasurer and Principal Financial and
Accounting Officer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Charles P. McQuaid
Vice President

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

*  Mr. Small resigned from the Board effective December 31, 2014.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Columbia Wanger Funds

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1461 F (2/15) 1120784

Wanger USA

2014 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger USA

  2014 Annual Report

1	Understanding Your Expenses
2	Communications Satellites: Past and Present
4	Performance Review
6	Statement of Investments
13	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Federal Income Tax Information (Unaudited)
21	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of December 31, 2014, CWAM managed $32 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by CWAM.

Investors should carefully consider investment objectives, risks, charges and expenses before investing. For variable fund and variable contract prospectuses, which contain this and other important information, investors should contact their financial advisor or insurance representative. Read the prospectus carefully before investing.

The views expressed in "Communications Satellites: Past and Present" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger USA 2014 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger USA (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger USA	1,000.00	1,000.00	1,013.20	1,020.37	4.87	4.89	0.96

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

1

Wanger USA 2014 Annual Report

Communications Satellites: Past and Present

The Soviet Union launched Sputnik, mankind's first satellite, in October 1957. This 184-pound satellite was a 23-inch sphere with four antennas. It transmitted a "beep beep" signal over ham radio frequencies accessible by many around the globe, and its surface was polished so it was visible as it orbited the Earth.1 Sputnik was a propaganda tool that woke up the world.

Prior to the launch of Sputnik, satellites had been theorized for a long time. In the 17th century, Sir Isaac Newton developed his theory of gravitation. In it he stated that a projectile launched at the correct angle at a speed of 17,000 miles per hour would orbit the Earth.2 In 1945, science fiction writer Arthur C. Clarke introduced the concept of geostationary orbit: a satellite orbiting above the Earth's equator at an altitude of about 22,200 miles would remain over the same position, appearing stationary to people on Earth. Clarke thought that within 50 years, there could be three equally spaced geostationary satellites communicating to virtually the whole planet.3

The United States launched its first satellite, Explorer 1, in January 1958. This satellite discovered the Van Allen radiation belts around Earth. In December 1958, the United States launched its first communications satellite, SCORE, which broadcast a tape-recorded holiday message from President Eisenhower.4

Many experiments and innovations in satellites followed. Perhaps the oddest was Echo-1, which inflated into a 100-foot diameter sphere coated in aluminum, enabling it to reflect radio waves.5 This passive communications satellite reflected about one ten-millionth of originating signal sent toward it.6

Telstar-1, launched in 1962, provided the first live TV broadcast from space, as well as the first phone conversation transmitted by satellite. Rather than being a passive reflector like Echo-1, Telstar-1 had an active transponder that received, amplified and re-sent signals. It could communicate a total of one black and white TV channel along with 600 telephone conversations.7

The first satellites achieved low or medium Earth orbits, far below Arthur C. Clarke's geostationary orbit, and transmitted at low power. As a result, ground antennas needed to be huge, initially 100 feet wide,8 and had to rotate in order to remain pointed at a moving satellite.9 Furthermore, such satellites were in view of the ground antennas for short periods of time; a low Earth orbit satellite 500 miles up is in touch for 12 minutes per orbit, while a medium Earth satellite 5,000 miles up is in view for 30 minutes.10

The first successful geostationary communications satellite, Syncom 3, launched in August 196411 and was stationed over the Pacific Ocean.12 As planned, it remained in constant contact with fixed-position Earth stations within its coverage area. Also, since geostationary satellites are rarely in Earth's shadow, it was primarily powered by solar cells.13 But with a transmitter output of two watts,14 large Earth stations were needed to communicate with it. Other geostationary satellites followed shortly thereafter. In July 1969, Intelsat, a leading provider of satellite services worldwide, had three geostationary satellites covering nearly the entire Earth, fulfilling Clarke's concept some 25 years earlier than he had imagined.

Early communications satellites, continuing to transmit just one TV channel each,15 enabled much of the world to witness milestone events, which in turn drove demand for more communications satellites. Syncom satellites carried the 1964 Tokyo Olympics, while Intelsat allowed much of the world to witness Neil Armstrong walking on the moon.16 Nearly a billion people worldwide watched the 1972 Summer Olympics held in Munich, Germany.

Additional and more powerful communications satellites were launched shortly thereafter, along with improved and less expensive 16- to 33-foot ground antennas. New businesses were created and existing business models were altered. WESTAR I launched in April 1974 and provided fledgling cable TV programmer Home Box Office the opportunity to broadcast live Muhammad Ali's "Thrilla in Manila" fight in 1975.

When entrepreneur Ted Turner learned that he could broadcast his Atlanta WTCG TV station via satellite everywhere in the country, he signed a million-dollar-a-year contract to do so, and in 1976 reached homes in over 27 states via local cable television (CATV) systems.17 Turner subsequently launched CNN in 1980, creating the first 24-hour news channel. Numerous other CATV channels followed. Satellites enabled cable TV operators to offer additional content, which eventually ended the dominance of the three major U.S. television networks.

As demand for satellite communications rose, the International Telecommunications Union awarded additional radio bandwidth and orbital slots to industry participants. Current communications satellites have far better circuitry, software and solar power, along with innovations such as spot beams, data compression algorithms and fuel-saving electrical propulsion systems. Rather than being simple "bent pipe" mechanisms receiving and transmitting the same signal, today's satellites enhance signals and allocate bandwidth more efficiently.

New satellites continue to be larger, and are broadcasting at higher power and at higher frequencies. Early "C-band" satellite TV signals were transmitted at 10 to 17 watts, while current "Ku-band" satellite TV signals are transmitted at 100 to 200 watts.18 Higher power and higher frequencies, coupled with improved electronics, facilitate still smaller and cheaper ground station equipment. Neiman Marcus offered a 20-foot satellite TV dish in 1979 for $36,500,19 capable of receiving only HBO; today, direct-to-home receivers cost below $100 and can receive hundreds of channels using dishes as small as 18 inches across.20

Satellite technology has extended beyond broadcasting TV signals. The Global Positioning System (GPS) was introduced by the U.S. military

2

Wanger USA 2014 Annual Report

in 1978, currently consists of 24 satellites in orbit,21 and has been made available for civilian use.22 These satellites transmit precise time signals along with their exact positions. A GPS receiver measures the range from three or four satellites and uses simultaneous equations to calculate its position. Vehicle and handheld GPS navigation systems combine position information with map data, and then provide locations and directions to users. It seems that the smallest satellite receivers may currently be GPS wristwatches!

Internet connection for fixed locations in densely populated areas is dominated by cable, telephone and cell phone service providers. Satellite data cannot compete economically with these technologies, where they are available. However, satellites provide data and Internet access elsewhere, such as in remote areas, on the oceans and in airplanes. These applications have also benefited from improved satellite technology. For example, satellite data speeds have hit 30 megabits per second per aircraft, up 70-fold from prior generation satellite equipment.23

The next generation high-throughput satellites, utilizing even higher power and more frequencies, and providing more spot beams, are launching through 2017. Combined, these satellites will increase bandwidth in the sky by a factor of eight to ten,24 and promise to deliver more data, more quickly, to ever more users.

As much as satellite technology has changed the world, investments in satellite companies have had mixed results. We have tended to shy away from start-up satellite companies that needed to make large up-front investments before earning highly uncertain revenues. That bias proved correct long ago when satellite phone provider Iridium filed for bankruptcy shortly after launch, citing initial subscriber counts dramatically lower than expected.

Instead, we opted to invest either downstream from satellite technology or in proven satellite service providers. Long ago, our domestic Funds benefited substantially from investments in cable TV channel companies and, more recently, a company providing mapping data. The Funds currently have investments in a company utilizing GPS signals for engineering and construction. Our international Funds have benefited from satellite service providers possessing visible revenue streams within a more consolidated industry.

Charles P. McQuaid

Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Virgil S. Labrador and Peter I. Galace, Heavens Fill with Commerce: A Brief History of the Communications Satellite Industry (Sonoma, California, SATNEWS PUBLISHERS, 2005), p. 23.

2  Ibid., p. 15.

3  Ibid., p. 21.

4  Ibid., p. 36.

5  Ibid., p. 39.

6  Steve Ford, The ARRL Satellite Handbook (ARRL, The National Association for Amateur Radio, 2008-2013), appendix B, p. 5.

7  Labrador, op. cit., p. 42.

8  Bruce Elbert, The Satellite Communication Ground Segment and Earth Station Handbook, Second Edition (Norwood, Massachusetts, Artech House, 2014) p. 10.

9  Labrador, op. cit., p. 43.

10  Elbert, op. cit., p. 77.

11  Labrador, op. cit., p. 46.

12  NASA Technical Report, R-252, Syncom Engineering Report, Volume II, By Syncom Projects Office, Goddard Space Flight Center, Greenbelt, Maryland, April 1967, p. 3.

13  Ibid., p. 10.

14  Ibid., p. 8.

15  Labrador, op. cit., p. 115.

16  Ibid., p. 58.

17  Ibid., p. 119.

18  Ibid., p. 133.

19  Ray B. Browne and Pat Browne, The Guide to United States Popular Culture (Madison, Wisconsin, Popular Press 3, 2001), p. 706.

20  Elbert, op. cit., p. 304.

21  Madhavendra Richharia, Mobile Satellite Communications: Principles and Trends, Second Edition (West Sussex, United Kingdom, John Wiley & Sons, Ltd, 2014), p. 30.

22  Ford, op. cit., p. 5-14.

23  First Edition, The Anatomy of Inflight Connectivity: An Inside Look at What it Takes to Bring Connectivity to Aircraft Around the World (Gogo LLC, an aero-communications service provider, 2014), p. 41.

24  Anne Wainscott-Sargent, "Ground Players Tackle Bandwidth Optimization in an HTS World," Via Satellite, January 2015, p. 16.

3

Wanger USA 2014 Annual Report

Performance Review Wanger USA

Robert A. Mohn Lead Portfolio Manager	William J. Doyle Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

For the annual period ended December 31, 2014, Wanger USA gained 4.78%. This compares to a 4.89% gain for its primary benchmark, the Russell 2000 Index. While Fund gains were nearly in line with the benchmark, relative performance was impacted by the dramatic decline in energy prices, which hurt the portfolio's energy and energy-related stocks. In addition, within the information technology sector, the Fund had a 3% gain for the year but fell short of the benchmark's 8% return, further dampening relative returns.

The top contributor to Fund gains for the year was car rental company Avis Budget Group. Gaining 63% for the 12-month period, the company has benefited from improved volume and pricing within the industry. Enjoying strong sales growth and interest from investors looking for a yield substitute in a low-rate environment, self-storage facility owner Extra Space Storage was another top contributor to performance, rising 44% in 2014.

Other winners included several health care stocks. Akorn, a developer, manufacturer and distributor of specialty generic drugs, doubled its revenues over the prior year, aided by an acquisition and drug price increases. Its stock was up 48% for the year. Synageva BioPharma, a biotech focused on orphan diseases, initiated a new trial for a drug to treat a rare neurological disease called Sanfilippo syndrome. Its stock ended the year up 44%. Laboratory equipment manufacturer Mettler-Toledo International's sales growth reached a two-year high, driving an annual gain of 25%. Up 16% for the year, Cepheid, a molecular diagnostics company, saw its installed base of automated genetic testing instruments grow 47% year-over-year.

As noted, the laggards for the year were largely energy-related positions. The Fund's average weight in the energy sector was 4.8% of Fund assets in 2014, slightly below the benchmark weight of 5.4%. The drop in oil prices from $100 to $50 a barrel hurt both oil and gas producers, as well as oil service providers. Five of the energy stocks in Wanger USA had their stock prices fall roughly 50% or more during the annual period, in line with the 50% drop in oil in the second half of 2014. Several industrial stocks with exposure to energy were also impacted. Consumable cutting tools manufacturer

Kennametal, for example, has exposure to both coal mining and oil and gas well drilling. Coal mining has been weak due to cheaper natural gas for electricity production and large stockpiles of coal have led to much lower mining of coal. Now, with oil prices down, investors are concerned about drilling in the United States. Kennametal's stock fell 30% for the period.

A couple of retail names were also among the laggards for the year. Down 32%, home furnishings retailer Pier 1 Imports suffered from weakening same-store sales. RetailMeNot, an online digital coupon marketplace, fell 49% as a change in the algorithm used by search engine Google compromised the company's positioning in search results.

The U.S. economy increasingly appears to be mending itself and moving in a positive direction. U.S. job growth seems healthier than it has been in the recent past. At year end, the S&P 500 Index, a U.S. large-cap stock index, was up 13.69%, while the small-cap Russell 2000 Index lagged behind, rising 4.89% for the year. We believe both small-cap and large-cap stocks should continue to benefit from a strong U.S. economy. We remain optimistic that a growing U.S. economy and accelerating merger and acquisition activity will create a more positive environment for Wanger USA's small-cap stocks. We are not deviating from our growth-at-a-reasonable-price philosophy of owning well-managed companies with unique products and a long runway for expansion.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/14

Mettler-Toledo International	4.0%
Avis Budget Group	3.8
Extra Space Storage	3.7
Cepheid	2.0
Synageva BioPharma	2.0
Akorn	1.6
Kennametal	0.6
RetailMeNot	0.3
Pier 1 Imports	0.1

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

4

Wanger USA 2014 Annual Report

Growth of a $10,000 Investment in Wanger USA

May 3, 1995 (inception date) through December 31, 2014

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiamanagement.com.

This graph compares the results of $10,000 invested in Wanger USA on May 3, 1995 (the date the Fund began operations) through December 31, 2014, to the Russell 2000 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/14

1. Mettler-Toledo International Laboratory Equipment	4.0%
2. Avis Budget Group Car Rental Company	3.8
3. Extra Space Storage Self Storage Facilities	3.7
4. Ametek Aerospace/Industrial Instruments	3.5
5. Nordson Dispensing Systems for Adhesives & Coatings	3.3
6. Donaldson Industrial Air Filtration	2.8
7. IPG Photonics Fiber Lasers	2.6
8. Ansys Simulation Software for Engineers & Designers	2.2
9. Cepheid Molecular Diagnostics	2.0
10. Synageva BioPharma Biotech Focused on Orphan Diseases	2.0

Top 5 Industries

As a percentage of net assets, as of 12/31/14

Information	22.1%
Industrial Goods & Services	21.9
Consumer Goods & Services	17.4
Finance	14.5
Health Care	12.5

Results as of December 31, 2014

	4th quarter*	1 year	5 years	10 years
Wanger USA	7.31%	4.78%	14.90%	8.07%
Russell 2000 Index**	9.73	4.89	15.55	7.77

*  Not annualized.

**  The Fund's primary benchmark.

NAV as of 12/31/14: $37.71

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 0.96% is stated as of the Fund's prospectus dated May 1, 2014, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger USA 2014 Annual Report

Wanger USA

Statement of Investments, December 31, 2014

Number of Shares		Value
	Equities – 96.9%
	Information – 22.1%
	Business Software – 8.1%
219,000	Ansys (a) Simulation Software for Engineers & Designers	$17,958,000
401,000	Informatica (a) Enterprise Data Integration Software	15,292,135
163,000	SPS Commerce (a) Supply Chain Management Software Delivered via the Web	9,230,690
76,000	NetSuite (a) End-to-end IT Systems Solution Delivered via the Web	8,296,920
60,300	DemandWare (a) E-Commerce Website Platform for Retailers & Apparel Manufacturers	3,469,662
43,000	Envestnet (a) Technology Platform for Investment Advisors	2,113,020
66,690	Textura (a) (b) Construction Vendor Management Software	1,898,664
53,271	Fleetmatics (a) (b) Fleet Management Software	1,890,588
199,010	InContact (a) Call Center Systems Delivered via the Web & Telco Services	1,749,298
132,000	E2Open (a) (b) Supply Chain Management Software & Supplier/Partner Network	1,268,520
83,159	Exa (a) Simulation Software	979,613
37,006	Workiva (a) Software Platform for Report Creation	495,880
52,150	Five9 (a) (b) Call Center Software	233,632
48,353	Covisint (a) Collaboration Software Platform Provider	128,136
		65,004,758
	Instrumentation – 6.6%
104,750	Mettler-Toledo International (a) Laboratory Equipment	31,682,685
277,000	IPG Photonics (a) (b) Fiber Lasers	20,752,840
		52,435,525
Number of Shares		Value
	Computer Services – 2.6%
333,000	ExlService Holdings (a) Business Process Outsourcing	$9,560,430
97,000	Virtusa (a) Offshore IT Outsourcing	4,041,990
175,000	WNS—ADR (India) (a) Offshore Business Process Outsourcing Services	3,615,500
208,206	Hackett Group IT Integration & Best Practice Research	1,830,131
205,000	RCM Technologies Technology & Engineering Services	1,435,000
		20,483,051
	Financial Processors – 1.0%
91,000	Global Payments Credit Card Processor	7,346,430
80,000	Liquidity Services (a) E-Auctions for Surplus & Salvage Goods	653,600
		8,000,030
	Business Information & Marketing Services – 0.7%
291,200	Navigant Consulting (a) Financial Consulting Firm	4,475,744
113,000	Bankrate (a) Internet Advertising for the Insurance, Credit Card & Banking Markets	1,404,590
		5,880,334
	Semiconductors & Related Equipment – 0.7%
83,000	Monolithic Power Systems High Performance Analog & Mixed Signal Integrated Circuits	4,128,420
150,000	Atmel (a) Microcontrollers, Radio Frequency & Memory Semiconductors	1,259,250
25,328	Rubicon Technology (a) Producer of Sapphire for the Lighting, Electronics & Automotive Industries	115,749
		5,503,419
	Computer Hardware & Related Equipment – 0.6%
47,000	Rogers (a) Printed Circuit Materials & High-performance Foams	3,827,680

See accompanying notes to financial statements.
6

Wanger USA 2014 Annual Report

Wanger USA

Statement of Investments, December 31, 2014

Number of Shares		Value
	Computer Hardware & Related Equipment – 0.6% (cont)
17,000	Belden Specialty Cable	$1,339,770
		5,167,450
	Internet Related – 0.5%
149,847	RetailMeNot (a) (b) Digital Coupon Marketplace	2,190,763
496,000	Vonage (a) Business & Consumer Internet Telephony	1,889,760
		4,080,523
	Telecommunications Equipment – 0.5%
267,000	Infinera (a) Optical Networking Equipment	3,930,240
	Contract Manufacturing – 0.5%
165,000	Sanmina (a) Electronic Manufacturing Services	3,882,450
	Telephone & Data Services – 0.3%
331,000	Boingo Wireless (a) Wholesale & Retail Wi-Fi Networks	2,538,770
	Total Information	176,906,550
	Industrial Goods & Services – 21.9%
	Machinery – 17.6%
540,000	Ametek Aerospace/Industrial Instruments	28,420,200
342,000	Nordson Dispensing Systems for Adhesives & Coatings	26,662,320
580,000	Donaldson Industrial Air Filtration	22,405,400
177,000	Moog (a) Motion Control Products for Aerospace, Defense & Industrial Markets	13,103,310
206,000	HEICO FAA-approved Aircraft Replacement Parts	9,756,160
72,000	Middleby (a) Manufacturer of Cooking Equipment	7,135,200
183,000	ESCO Technologies Industrial Filtration & Advanced Measurement Equipment	6,752,700
Number of Shares		Value
137,000	Generac (a) (b) Standby Power Generators	$6,406,120
88,736	Toro Turf Maintenance Equipment	5,662,244
100,000	Oshkosh Corporation Specialty Truck Manufacturer	4,865,000
124,000	Kennametal Consumable Cutting Tools	4,437,960
75,325	Dorman Products (a) (b) Aftermarket Auto Parts Distributor	3,635,938
46,000	Graham Designer & Builder of Vacuum & Heat Transfer Equipment for Process Industries	1,323,420
		140,565,972
	Industrial Materials & Specialty Chemicals – 2.0%
234,000	Drew Industries (a) RV & Manufactured Home Components	11,950,380
114,000	PolyOne Intermediate Stage Chemicals Producer	4,321,740
		16,272,120
	Electrical Components – 1.4%
52,000	Acuity Brands Commercial Lighting Fixtures	7,283,640
172,894	Thermon (a) Global Engineered Thermal Solutions	4,182,306
		11,465,946
	Other Industrial Services – 0.3%
69,000	KAR Auction Services Auto Auctions	2,390,850
	Construction – 0.3%
234,000	PGT (a) Wind Resistant Windows & Doors	2,253,420
	Industrial Distribution – 0.3%
26,000	WESCO International (a) Industrial Distributor	1,981,460
	Total Industrial Goods & Services	174,929,768

See accompanying notes to financial statements.
7

Wanger USA 2014 Annual Report

Wanger USA

Statement of Investments, December 31, 2014

Number of Shares		Value
	Consumer Goods & Services – 17.4%
	Travel – 5.9%
461,500	Avis Budget Group (a) Car Rental Company	$30,611,295
304,000	Hertz (a) U.S. Rental Car Operator	7,581,760
148,000	HomeAway (a) Vacation Rental Online Marketplace	4,407,440
42,814	Choice Hotels Franchisor of Budget Hotel Brands	2,398,440
22,000	Vail Resorts Ski Resort Operator & Developer	2,004,860
		47,003,795
	Retail – 3.6%
71,228	Casey's General Stores Owner/Operator of Convenience Stores	6,433,313
108,000	Burlington Stores (a) Off-price Apparel Retailer	5,104,080
195,281	Michaels Stores (a) Craft & Hobby Specialty Retailer	4,829,299
102,000	The Fresh Market (a) (b) Specialty Food Retailer	4,202,400
100,619	Shutterfly (a) Internet Photo-centric Retailer	4,195,309
70,000	Kate Spade & Company (a) Global Lifestyle Brand	2,240,700
57,964	Pier 1 Imports Home Furnishing Retailer	892,646
116,229	Gaiam (a) Promoter of Healthy Living through Catalogs, E-Commerce & Gaiam TV	828,713
		28,726,460
	Furniture & Textiles – 2.3%
123,972	Caesarstone (Israel) Quartz Countertops	7,416,005
230,000	Knoll Office Furniture	4,869,100
225,000	Interface Modular Carpet	3,705,750
77,000	La-Z-Boy Upholstery Giant	2,066,680
Number of Shares		Value
5,250	Wayfair (a) (b) Online Retailer of Home Furnishings	$104,213
		18,161,748
	Consumer Goods Distribution – 2.0%
150,000	Pool Swimming Pool Supplies & Equipment Distributor	9,516,000
61,000	United Natural Foods (a) Distributor of Natural/Organic Foods to Grocery Stores	4,716,825
78,000	The Chefs' Warehouse (a) Distributor of Specialty Foods to Fine Dining Restaurants	1,797,120
		16,029,945
	Other Durable Goods – 1.4%
156,000	Select Comfort (a) Specialty Mattresses	4,216,680
48,000	Cavco Industries (a) Manufactured Homes	3,804,960
80,000	Gentex Manufacturer of Auto Parts	2,890,400
		10,912,040
	Restaurants – 0.9%
51,500	Fiesta Restaurant Group (a) Owns/Operates Two Restaurant Chains: Pollo Tropical & Taco Cabana	3,131,200
43,000	Papa John's International Franchisor of Pizza Restaurants	2,399,400
12,000	Buffalo Wild Wings (a) Restaurants	2,164,560
		7,695,160
	Food & Beverage – 0.6%
320,541	Boulder Brands (a) Healthy Food Products	3,545,183
47,000	B&G Foods Acquirer of Small Food Brands	1,405,300
9,000	Freshpet (a) (b) Fresh Pet Food Manufacturer & Marketer	153,540
		5,104,023
	Other Consumer Services – 0.6%
132,500	Blackhawk Network (a) Third-party Distributer of Prepaid Content, Mostly Gift Cards	4,993,925

See accompanying notes to financial statements.
8

Wanger USA 2014 Annual Report

Wanger USA

Statement of Investments, December 31, 2014

Number of Shares		Value
	Leisure Products – 0.1%
55,395	Fox Factory Holding (a) High Performance Suspension Systems for Leisure Market	$899,061
	Total Consumer Goods & Services	139,526,157
	Finance – 14.5%
	Banks – 8.2%
253,000	Lakeland Financial Indiana Bank	10,997,910
318,000	MB Financial Chicago Bank	10,449,480
79,000	SVB Financial Group (a) Bank to Venture Capitalists	9,169,530
485,000	Associated Banc-Corp Midwest Bank	9,035,550
81,000	City National Bank & Asset Manager	6,545,610
161,194	Hancock Holding Gulf Coast Bank	4,948,656
464,000	Valley National Bancorp (b) New Jersey/New York Bank	4,505,440
666,200	First Busey Illinois Bank	4,336,962
97,700	Sandy Spring Bancorp Baltimore & Washington, D.C. Bank	2,548,016
187,000	First Commonwealth Western Pennsylvania Bank	1,724,140
100,890	Guaranty Bancorp Colorado Bank	1,456,851
		65,718,145
	Finance Companies – 2.9%
339,400	CAI International (a) International Container Leasing	7,874,080
174,900	McGrath Rentcorp Mini Rental Conglomerate	6,271,914
78,079	World Acceptance (a) (b) Personal Loans	6,203,377
68,000	Textainer Group Holdings (b) Top International Container Leaser	2,333,760
		22,683,131
Number of Shares		Value
	Savings & Loans – 1.2%
253,600	ViewPoint Financial Texas Thrift	$6,048,360
142,000	Berkshire Hills Bancorp Northeast Thrift	3,785,720
		9,834,080
	Brokerage & Money Management – 1.0%
206,000	SEI Investments Mutual Fund Administration & Investment Management	8,248,240
	Insurance – 0.8%
81,000	Allied World Assurance Company Holdings Commercial Lines Insurance/Reinsurance	3,071,520
18,454	Enstar Group (a) Insurance/Reinsurance & Related Services	2,821,432
		5,892,952
	Diversified Financial Companies – 0.4%
146,500	Leucadia National Holding Company	3,284,530
	Total Finance	115,661,078
	Health Care – 12.5%
	Biotechnology & Drug Delivery – 5.2%
171,700	Synageva BioPharma (a) (b) Biotech Focused on Orphan Diseases	15,932,043
196,000	Seattle Genetics (a) Antibody-based Therapies for Cancer	6,297,480
58,000	BioMarin Pharmaceutical (a) Biotech Focused on Orphan Diseases	5,243,200
183,200	Celldex Therapeutics (a) (b) Biotech Developing Drugs for Cancer	3,343,400
179,000	Sarepta Therapeutics (a) (b) Biotech Focused on Rare Diseases	2,590,130
71,520	NPS Pharmaceuticals (a) Orphan Drugs & Healthy Royalties	2,558,271
24,900	Alnylam Pharmaceuticals (a) Biotech Developing Drugs for Rare Diseases	2,415,300
35,632	Ultragenyx Pharmaceutical (a) Biotech Focused on "Ultra-Orphan" Drugs	1,563,532
10,000	Intercept Pharmaceuticals (a) (b) Biotech Developing Drugs for Several Diseases	1,560,000
		41,503,356

See accompanying notes to financial statements.
9

Wanger USA 2014 Annual Report

Wanger USA

Statement of Investments, December 31, 2014

Number of Shares		Value
	Medical Supplies – 2.9%
295,000	Cepheid (a) Molecular Diagnostics	$15,971,300
68,500	Bio-Techne Cytokines, Antibodies & other Reagents for Life Science	6,329,400
52,500	VWR (a) (b) Distributor of Lab Supplies	1,358,175
		23,658,875
	Health Care Services – 1.8%
96,000	Medidata Solutions (a) Cloud-based Software for Drug Studies	4,584,000
303,900	Allscripts Healthcare Solutions (a) Health Care IT	3,880,803
69,000	HealthSouth Inpatient Rehabilitation Facilities	2,653,740
70,000	Envision Healthcare Holdings (a) Provider of Health Care Outsourcing Services	2,428,300
44,000	Castlight Health (a) (b) Provider of Cloud-based Software for Managing Health Care Costs	514,800
		14,061,643
	Pharmaceuticals – 1.6%
358,712	Akorn (a) Developer, Manufacturer & Distributor of Specialty Generic Drugs	12,985,374
	Medical Equipment & Devices – 1.0%
38,000	Sirona Dental Systems (a) Manufacturer of Dental Equipment	3,320,060
106,000	Wright Medical Group (a) Leader in Foot & Ankle Replacement	2,848,220
33,000	Abaxis Instruments & Tests for Vet & Medical Markets	1,875,390
		8,043,670
	Total Health Care	100,252,918
	Other Industries – 5.6%
	Real Estate – 4.9%
503,000	Extra Space Storage Self Storage Facilities	29,495,920
Number of Shares		Value
137,300	EdR Student Housing	$5,023,807
85,250	DCT Industrial Trust Industrial Properties	3,040,015
83,936	St. Joe (a) Florida Panhandle Landowner	1,543,583
		39,103,325
	Transportation – 0.7%
184,487	Rush Enterprises (a) Truck Sales & Service	5,912,808
	Total Other Industries	45,016,133
	Energy & Minerals – 2.9%
	Oil & Gas Producers – 1.7%
67,000	Carrizo Oil & Gas (a) Oil & Gas Producer	2,787,200
40,000	Clayton Williams (a) Oil & Gas Producer	2,552,000
61,000	SM Energy Oil & Gas Producer	2,353,380
90,000	Rosetta Resources (a) Oil & Gas Producer Exploring in Texas	2,007,900
43,000	PDC Energy (a) Oil & Gas Producer in the U.S.	1,774,610
106,000	WPX Energy (a) Oil & Gas Produced in the U.S. & Argentina	1,232,780
26,000	Bonanza Creek Energy (a) Oil & Gas Producer in Western U.S.	624,000
		13,331,870
	Oil Services – 0.7%
56,000	Gulfport Energy (a) Oil & Gas Producer Focused on Utica Shale in Ohio	2,337,440
80,000	Hornbeck Offshore (a) Supply Vessel Operator in U.S. Gulf of Mexico	1,997,600
43,000	Chart Industries (a) Manufacturer of Natural Gas Processing/Storage Equipment	1,470,600
		5,805,640

See accompanying notes to financial statements.
10

Wanger USA 2014 Annual Report

Wanger USA

Statement of Investments, December 31, 2014

Number of Shares		Value
	Mining – 0.5%
30,000	Core Labs (Netherlands) (b) Oil & Gas Reservoir Consulting	$3,610,200
27,000	US Silica (b) Provider of Frac Sand & Industrial Sand in U.S.	693,630
		4,303,830
	Total Energy & Minerals	23,441,340
Total Equities (Cost: $394,617,406) – 96.9%		775,733,944	(c)
Short-Term Investments – 3.0%
24,403,875	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	24,403,875
Total Short-Term Investments (Cost: $24,403,875) – 3.0%		24,403,875
Securities Lending Collateral – 6.3%
50,690,725	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (d)	50,690,725
Total Securities Lending Collateral (Cost: $50,690,725) – 6.3%		50,690,725
Total Investments (Cost: $469,712,006) (e) – 106.2%		850,828,544
Obligation to Return Collateral for Securities Loaned – (6.3)%		(50,690,725)
Cash and Other Assets Less Liabilities – 0.1%		794,964
Net Assets – 100.0%		$800,932,783

ADR = American Depositary Receipts

Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $49,269,291.

(c)  On December 31, 2014, the market value of foreign securities represented 1.83% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Israel	$7,416,005	0.93
India	3,615,500	0.45
Netherlands	3,610,200	0.45
Total Foreign Portfolio	$14,641,705	1.83

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At December 31, 2014, for federal income tax purposes, the cost of investments was $471,771,866 and net unrealized appreciation was $379,056,678 consisting of gross unrealized appreciation of $400,767,019 and gross unrealized depreciation of $21,710,341.

See accompanying notes to financial statements.
11

Wanger USA 2014 Annual Report

Wanger USA

Statement of Investments, December 31, 2014

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of December 31, 2014, in valuing the Fund's assets:

Investment Type	Other Quoted Prices (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$176,906,550	$—	$—	$176,906,550
Industrial Goods & Services	174,929,768	—	—	174,929,768
Consumer Goods & Services	139,526,157	—	—	139,526,157
Finance	115,661,078	—	—	115,661,078
Health Care	100,252,918	—	—	100,252,918
Other Industries	45,016,133	—	—	45,016,133
Energy & Minerals	23,441,340	—	—	23,441,340
Total Equities	775,733,944	—	—	775,733,944
Total Short-Term Investments	24,403,875	—	—	24,403,875
Total Securities Lending Collateral	50,690,725	—	—	50,690,725
Total Investments	$850,828,544	$—	$—	$850,828,544

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.
12

Wanger USA 2014 Annual Report

Statement of Assets and Liabilities
December 31, 2014

Assets:
Investments, at cost	$469,712,006
Investments, at value (including securities on loan of $49,269,291)	$850,828,544
Receivable for:
Investments sold	2,594,740
Fund shares sold	227
Securities lending income	23,617
Dividends	363,713
Trustees' deferred compensation plan	138,203
Prepaid expenses	12,923
Total Assets	853,961,967
Liabilities:
Collateral on securities loaned	50,690,725
Payable for:
Investments purchased	10,961
Fund shares redeemed	2,039,578
Investment advisory fee	19,103
Administration fee	1,109
Transfer agent fee	2
Trustees' fees	58
Custody fee	2,699
Reports to shareholders	64,428
Chief compliance officer expenses	2,803
Trustees' deferred compensation plan	138,203
Other liabilities	59,515
Total Liabilities	53,029,184
Net Assets	$800,932,783
Composition of Net Assets:
Paid-in capital	$296,427,289
Overdistributed net investment income	(136,344)
Accumulated net realized gain	123,525,300
Net unrealized appreciation (depreciation) on:
Investments	381,116,538
Net Assets	$800,932,783
Fund Shares Outstanding	21,241,126
Net asset value, offering price and redemption price per share	$37.71

Statement of Operations
For the Year Ended December 31, 2014

Investment Income:
Dividends (net foreign taxes withheld of $25,821)	$6,370,739
Income from securities lending—net	394,818
Total Investment Income	6,765,557
Expenses:
Investment advisory fee	7,217,201
Transfer agent fees	587
Administration fee	419,179
Trustees' fees	33,471
Custody fees	12,789
Reports to shareholders	151,984
Audit fees	45,989
Legal fees	74,206
Chief compliance officer expenses	35,320
Commitment fee for line of credit (Note 5)	1,429
Other expenses	37,278
Total Expenses	8,029,433
Net Investment Loss	(1,263,876)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	126,938,117
Net realized gain	126,938,117
Net change in unrealized appreciation (depreciation) on:
Investments	(89,118,632)
Net change in unrealized depreciation	(89,118,632)
Net realized and unrealized gain	37,819,485
Net Increase in Net Assets from Operations	$36,555,609

See accompanying notes to financial statements.
13

Wanger USA 2014 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment loss	$(1,263,876)	$(1,051,168)
Net realized gain (loss) on:
Investments	126,938,117	105,713,380
Net change in unrealized appreciation (depreciation) on:
Investments	(89,118,632)	143,376,891
Net Increase in Net Assets from Operations	36,555,609	248,039,103
Distributions to Shareholders From:
Net investment income	—	(1,173,697)
Net realized gains	(104,323,181)	(74,442,456)
Total Distributions to Shareholders	(104,323,181)	(75,616,153)
Share Transactions:
Subscriptions	7,982,236	24,527,584
Distributions reinvested	104,323,181	75,616,153
Redemptions	(155,747,913)	(142,645,763)
Net Decrease from Share Transactions	(43,442,496)	(42,502,026)
Total Increase (Decrease) in Net Assets	(111,210,068)	129,920,924
Net Assets:
Beginning of period	912,142,851	782,221,927
End of period	$800,932,783	$912,142,851
Overdistributed net investment income	$(136,344)	$(117,058)

See accompanying notes to financial statements.
14

Wanger USA 2014 Annual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2014	2013	2012		2011		2010
Net Asset Value, Beginning of Period	$41.13	$33.84	$29.80		$33.86		$27.45
Income from Investment Operations:
Net investment income (loss)	(0.06)	(0.05)	0.15		(0.13)		(0.10)
Net realized and unrealized gain (loss)	1.70	10.79	5.63		(0.82)		6.51
Total from Investment Operations	1.64	10.74	5.78		(0.95)		6.41
Less Distributions to Shareholders:
Net investment income	—	(0.06)	(0.11)		—		—
Net realized gains	(5.06)	(3.39)	(1.63)		(3.11)		—
Total Distributions to Shareholders	(5.06)	(3.45)	(1.74)		(3.11)		—
Net Asset Value, End of Period	$37.71	$41.13	$33.84		$29.80		$33.86
Total Return	4.78%	33.75%	20.02	%(a)	(3.49	)%(a)	23.35	%(a)
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (b)	0.96%	0.96%	0.96%		0.94%		0.98	%(c)
Total net expenses (b)	0.96%	0.96%	0.96	%(d)	0.93	%(d)	0.97	%(c)(d)
Net investment income (loss)	(0.15)%	(0.12)%	0.45%		(0.40)%		(0.35)%
Portfolio turnover rate	14%	15%	12%		10%		27%
Net assets, end of period (000s)	$800,933	$912,143	$782,222		$757,562		$911,424

Notes to Financial Highlights

(a)  Had the investment manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
15

Wanger USA 2014 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger USA (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services—Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange traded funds are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund may receive distributions from holdings in exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital may be made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for ETFs and RICs.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2014, is included in the Statement of Operations.

Offsetting of Financial Assets

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of December 31, 2014:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received	Securities Collateral Received	Net Amount (b)
Securities Loaned	$49,269,291	$—	$49,269,291	$—	$49,269,291	$—	$—

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)  Represents the net amount due from counterparties in the event of default.

16

Wanger USA 2014 Annual Report

Notes to Financial Statements, continued

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the accounting for transactions accounted for as secured borrowings and expands disclosure requirements related to securities lending and similar transactions. The disclosure requirements are effective for interim and annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2014, permanent book and tax basis differences resulting primarily from re-characterization of distributions for investments and net operating loss reclassification were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$1,244,590	$(1,244,590)	$0

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	December 31, 2014	December 31, 2013
Ordinary Income*	$1,514,705	$1,467,670
Long-Term Capital Gains	102,808,476	74,148,483

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$658,774	$124,926,386	$379,056,678

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%

For the year ended December 31, 2014, the effective investment advisory fee rate was 0.86% of the Fund's average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

17

Wanger USA 2014 Annual Report

Notes to Financial Statements, continued

For the year ended December 31, 2014, the effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

5.  Borrowing Arrangements

During the year ended December 31, 2014, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million. The credit facility was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of "Commitment fee for line of credit" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations each July at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund under the line of credit during the year ended December 31, 2014.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2014	Year ended December 31, 2013
Shares sold	208,916	666,599
Shares issued in reinvestment of dividend distributions	2,944,487	2,203,910
Less shares redeemed	(4,090,881)	(3,806,028)
Net decrease in shares outstanding	(937,478)	(935,519)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2014, were $115,565,467 and $280,291,738, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

8.  Shareholder Concentration

At December 31, 2014, two unaffiliated shareholder accounts owned an aggregate of 32.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts.

Affiliated shareholder accounts owned 60.8% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

18

Wanger USA 2014 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger USA:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger USA (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2015

19

Wanger USA 2014 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates the following tax attributes in the fiscal year ended December 31, 2014.

Tax Designations
Dividends Received Deduction	100.00%
Capital Gain Dividend	$131,241,004

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

20

Wanger USA 2014 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position Held with the Wanger Advisors Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (1)
Laura M. Born, 49, Trustee and Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business; Managing Director — Investment Banking, J.P. Morgan Chase & Co. (broker-dealer), 2002 – 2007.	12	Columbia Acorn Trust.
Maureen M. Culhane, 66, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005 – 2007; Vice President (Consultant) — Strategic Relationship Management, Goldman, Sachs & Co., 1999 – 2005.	12	Columbia Acorn Trust.
Margaret M. Eisen, 61, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003 – 2013; Managing Director, CFA Institute, 2005 – 2008.	12	Columbia Acorn Trust; Burnham Investors Trust.
Thomas M. Goldstein, 55, Trustee	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011 – 2014; Founding Partner, The GRG Group LLC, 2009 – 2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007 – 2009.	12	Columbia Acorn Trust; Federal Home Loan Bank — Chicago; Federal Home Loan Mortgage Corporation.
John C. Heaton, 55, Trustee	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since 2000.	12	Columbia Acorn Trust.
Steven N. Kaplan, 55, Trustee and Vice Chair	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1988.	12	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).
David J. Rudis, 61, Trustee	2010	Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007 – 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 – 2007.	12	Columbia Acorn Trust.
David B. Small, 58, Trustee (2)	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Columbia Acorn Trust.

21

Wanger USA 2014 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position Held with the Wanger Advisors Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Wanger Advisors Trust
Trustees who are interested persons of Wanger Advisors Trust:
Charles P. McQuaid, 61, Trustee and Vice President (3)	1992	Portfolio manager and/or analyst, CWAM or its predecessors since 1978; Vice President of Columbia Acorn Trust and Wanger Advisors Trust since April 2014; formerly, President and Chief Investment Officer, CWAM or its predecessors, October 2003 – March 2014, and President of Columbia Acorn Trust and Wanger Advisors Trust, October 2003 – March 2014.	12	Columbia Acorn Trust.
Ralph Wanger, 80, Trustee Emeritus (4)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Columbia Acorn Trust.
Officers of Columbia Acorn Trust:
Robert A. Chalupnik, 49, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2000; Vice President Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A
Michael G. Clarke, 45, Assistant Treasurer	2004

Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; Senior officer, Columbia Funds and affiliated funds since 2002.

			N/A	N/A
Joseph F. DiMaria, 46, Assistant Treasurer	2010	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 – April 2010.	N/A	N/A
William J. Doyle, 50, Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2006; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.	N/A	N/A
P. Zachary Egan, 46, President	2014

President and International Chief Investment Officer, CWAM since April 2014; portfolio manager and/or analyst, CWAM or its predecessors since 1999; formerly, Director of International Research, CWAM December 2004 – March 2014, and Vice President, Columbia Acorn Trust, 2003 – 2014, and Wanger Advisors Trust, 2007 – 2014.

			N/A	N/A
David L. Frank, 51, Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.	N/A	N/A
Fritz Kaegi, 43, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A
John M. Kunka, 44, Treasurer	2006

Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Director of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006 – 2014.

			N/A	N/A
Stephen Kusmierczak, 47, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A

22

Wanger USA 2014 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position Held with the Wanger Advisors Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Wanger Advisors Trust
Joseph C. LaPalm, 45, Vice President	2006	Chief Compliance Officer, CWAM since 2005.	N/A	N/A
Charles P. McQuaid, 61, Vice President	1992

Portfolio manager and/or analyst, CWAM or its predecessors since 1978; Vice President of Columbia Acorn Trust and Wanger Advisors Trust since April 2014; formerly, President and Chief Investment Officer, CWAM or its predecessors, October 2003 – March 2014, and President of Columbia Acorn Trust and Wanger Advisors Trust, October 2003 – March 2014.

			N/A	N/A
Louis J. Mendes III, 50, Vice President	2003	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	N/A	N/A
Robert A. Mohn, 53, Vice President	1997

Domestic Chief Investment Officer, CWAM since April 2014; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 1997; portfolio manager and/or analyst, CWAM or its predecessors since 1992; formerly, Director of Domestic Research, CWAM or its predecessors, March 2004 – March 2014. Mr. Mohn served as Principal Executive Officer of the Funds during Mr. McQuaid's sabbatical from January 14 through March 31, 2011.

			N/A	N/A
Christopher J. Olson, 50, Vice President	2001	Portfolio manager and/or analyst, CWAM or its predecessors since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.	N/A	N/A
Christopher O. Petersen, 44, Assistant Secretary	2010

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 – December 2014 and Vice President and Group Counsel or Counsel, 2004 – 2010); officer, Columbia Funds and affiliated funds since 2007.

			N/A	N/A
Scott R. Plummer, 55, Assistant Secretary	2010

Senior Vice President, Assistant General Counsel and Head of Global Asset Management, Ameriprise Financial, Inc. since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, January 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005 (previously, Chief Legal Officer, Columbia Management Investment Advisers, LLC, June 2005 – January 2015); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds 2006 – 2014.

			N/A	N/A
Robert P. Scales, 62, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	N/A	N/A
Andreas Waldburg-Wolfegg, 49, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A

23

Wanger USA 2014 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position Held with the Wanger Advisors Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Wanger Advisors Trust
Linda Roth-Wiszowaty, 45, Secretary	2006	Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006 – 2014; Business support analyst, CWAM since April 2007.	N/A	N/A

*  Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of The Acorn Fund Inc., the predecessor to Columbia Acorn Trust.

(1)  In addition to the trustees listed below, the Board appointed Charles R. Phillips as a trustee effective January 1, 2015.

(2)  Mr. Small resigned from the Board effective December 31, 2014.

(3)  Mr. McQuaid is an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, because he is an officer of the Trust and an employee of CWAM.

(4)  As permitted under the Trust's Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

24

Wanger USA 2014 Annual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Maureen M. Culhane
Margaret M. Eisen
Thomas M. Goldstein
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small*
Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan
President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

William J. Doyle
Vice President

David L. Frank
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Treasurer and Principal Financial and
Accounting Officer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Charles P. McQuaid
Vice President

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Secretary

Investment Manager

Columbia Wanger Asset Management,LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

*  Mr. Small resigned from the Board effective December 31, 2014.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month end.

Columbia Wanger Funds

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1466 F (2/15) 1120817

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Thomas Goldstein, a member of the registrant’s Board of Trustees and Audit Committee, qualifies as an audit committee financial expert.  Mr. Goldstein is an independent trustee, as defined in paragraph (a)(2) of this item’s instructions

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$110,900	$104,200

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$22,700	$18,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2014 and December 31, 2013, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$26,800	$26,000

Tax Fees incurred in both fiscal years 2014 and 2013 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2014 and December 31, 2013, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$325,000	$135,000

In both fiscal years 2014 and 2013, All Other Fees primarily consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2014 and December 31, 2013 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$374,500	$179,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President

Date	February 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President

Date	February 19, 2015

By (Signature and Title)	/s/ John M. Kunka
John M. Kunka, Treasurer

Date	February 19, 2015